EXHIBIT 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

	Reporting Period:	December-03

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	1/29/04
Signature of Authorized Individual*	Date

Robert Dunn	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	20,112,643	—			20,112,643	13,988,968	20,970,070	19,402,924

Receipts
Cash Sales
Accounts Receivable	18,880,276				18,880,276	19,942,897	47,738,208	46,604,393
Interest Income/Other Income	242,715				242,715		269,017
Additional Deposits/Tax Withheld
Other (Attach List)
Transfers between Accounts	(3,392,714)	2,640,758			(751,956)		(3,440,519)

Total Receipts	15,730,278	2,640,758	—	—	18,371,036	19,942,897	44,566,705	46,604,393

Disbursements
Gross Payroll/Payroll Taxes		2,640,758			2,640,758	2,727,000	6,554,287	6,786,000
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance/Payroll WH paid from operating accounts
Marketing
Property Maintenance/Utilities
Other (Attach List)	3,626,520				3,626,520	4,169,975	5,733,612	10,167,419
Loan Proceeds/Expenses Related To Loans/Insurance	12,992,793				12,992,793	14,604,042	30,265,268	32,923,049
Deposits to Lenders	—				—		2,500,000	2,500,000
Professional fees - Carve-out	857,214				857,214	800,000	2,117,214	2,000,000
US Trustee Quarterly Fees
Court Costs

Total Disbursements	17,476,526	2,640,758	—	—	20,117,284	22,301,017	47,170,381	54,376,469

Net Cash Flow (Receipts less Disbursements)	(1,746,248)	—	—	—	(1,746,248)	(2,358,120)	(2,603,676)	(7,772,075)

Cash - End of Month	18,366,395	—	—	—	18,366,395	11,630,848	18,366,395	11,630,849

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213                                      37956

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

THE THAXTON GROUP

Cash Disbursements for THE THAXTON GROUP - Consolidated

		FOR INFORMATION PURPOSES ONLY				JOINTLY ADMINISTERED
Monthly Court Report for	December-03
		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY			INACTIVE	INACTIVE
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle—All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated	Paragon, Inc	Modern Central Recovery
Beginning Cash Position	20,112,643.19	16,732,143.42	—	—	(92,067.02)	29,100.15	378,218.59		1,734,782.50	1,330,465.55	—

TICO Cash Collected	7,322,122.03	—		—	—	—	—		—	7,322,122.03
SM Cash Collected	8,427,592.29	—		—	—	—	—		8,427,592.29	—
TIG Cash Collected	662,270.92	—		—	662,270.92	—	—		—	—
TPF Cash Collected	1,568,982.81	—		—	—	—	1,568,982.81		—	—
TCL Cash Collected	899,308.33	—		—	—	899,308.33	—		—	—
Other Income Collected	242,715.34	41,362.31		—	—	—	—		—	201,353.03

SUBTOTAL	19,122,991.72	41,362.31	—	—	662,270.92	899,308.33	1,568,982.81	—	8,427,592.29	7,523,475.06	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(751,955.71)	(819,937.92)		—	78,974.75	(80,198.65)	(228,118.48)		3,161,768.84	(2,864,444.25)

Total Cash Receipts and Transfers	18,371,036.01	(778,575.61)	—	—	741,245.67	819,109.68	1,340,864.33	—	11,589,361.13	4,659,030.81	—	—

Cash Disbursements –Loans	—			—	—	—	—		—	—
Loan Proceeds Checks	12,042,475.50	—		—	—	841,960.79	1,463,272.66		6,618,970.32	3,118,271.73
Expenses related to Loans\Thaxton Insurance Group	950,317.07	—		—	464,334.56	233.78	13,442.97		259,645.88	212,659.88

Subtotal – Loans	12,992,792.57	—	—	—	464,334.56	842,194.57	1,476,715.63		6,878,616.20	3,330,931.61	—	—

Cash Disbursements –Other	—	—		—	—	—	—		—	—
Advertising	305,558.66	—		—	1,787.04	112.80	—		299,552.36	4,106.46
Bank Charges	31,673.29	18,115.81		—	1,719.00	—	—		2,292.76	9,545.72
Claims Funding*	307,718.40	120,199.23		—	—	—	—		187,519.17	—
Company Auto	4,682.90	253.34		—	221.22	590.73	—		3,617.61	—
Computer Costs	34,344.30	3,306.00		—	14,002.02	23.90	1,736.00		2,880.98	12,395.40
Dues And Subscriptions	7,158.67	—		—	385.00	—	—		6,773.67	—
Employee Reimbursements–collections exp	34,187.87	—		—	988.19	—	—		33,199.68	—
Equipment Rental	8,258.14	3,469.95		—	648.03	—	—		1,842.02	2,298.14
Fixed Assets	11,076.65	—		—	2,979.00	—	—		8,097.65	—
Forms & Printing	13,265.67	8,200.15		—	1,127.73	—	—		—	3,937.79
Insurance	58,979.52	18,862.96		—	—	—	—		40,116.56	—
Meals & Entertainment	3,433.31	—		—	—	—	—		3,433.31	—
Miscellaneous	69,342.00	31,021.86		—	2,288.34	—	—		36,031.80	—
Office Expense	116,084.28	5,857.51		—	4,021.00	192.51	2,105.94		67,213.27	36,694.05
Postage	35,508.86	5,335.83		—	1,260.44	44.88	—		6,597.76	22,269.95
Prepaid Expenses	28,245.65	—		—	—	—	—		18,407.53	9,838.12
Prepaid Software ABS	34,534.22	—		—	—	—	—		18,640.02	15,894.20
Professional Fees-Ordinary Course	23,787.81	8,843.66		—	168.05	1,873.12	—		9,551.88	3,351.10
Rent	302,481.01	12,983.00		—	20,476.01	300.00	—		167,997.32	100,724.68
Repairs & Maintenance	19,062.88	2,383.21		—	671.39	—	39.00		3,566.31	12,402.97
Seminars & Meetings	6,078.92	—		—	—	—	—		6,078.92	—
Taxes & Licenses	43,051.95	276.93		—	265.00	8.00	370.00		36,270.63	5,861.39
Telephone	215,295.75	19,443.69		—	10,190.92	—	1,154.98		112,007.63	72,498.53
Temporary Agency Staff	66,333.98	19,870.60		—	434.75	799.27	—		30,200.95	15,028.41
Travel	17,588.97	258.50		—	—	25.80	—		3,760.42	13,544.25
Utilities	57,684.89	4,972.26		—	2,946.88	—	—		33,668.06	16,097.69
Interest to Finova	633,402.83	633,402.83		—	—	—	—		—	—
Payroll Paid TTG	1,030,403.87	62,315.68		—	193,507.01	17,286.23	9,223.92		—	748,071.03
Payroll Paid SMC	1,610,354.24	—		—	—	—	—		1,610,354.24	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Voyager Payment	938,538.85	—		—	—	—	—		938,538.85	—
Bankruptcy Professionals	809,213.68	809,213.68		—	—	—	—		—	—
Other	184,449.01	—		—	12,773.92	—	13,229.77		20,228.38	138,216.94

Total Other Cash Disbursements	7,124,491.68	1,836,586.68	—	—	272,860.94	21,257.24	27,859.61		3,723,150.39	1,242,776.82	—	—

TOTAL ALL CASH DISBURSEMENTS	20,117,284.25	1,836,586.68	—	—	737,195.50	863,451.81	1,504,575.24		10,601,766.59	4,573,708.43	—	—

	18,366,394.95	14,116,981.13	—	—	(88,016.85)	(15,241.98)	214,507.68		2,722,377.04	1,415,787.93	—	—

BANK ACCOUNT RECONCILED BALANCES:	18,366,394.95	14,116,981.13			(88,016.85)	(15,241.98)	214,507.68		2,722,377.04	1,415,787.93

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Name and Date

Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	20,112,643.19	—	—	20,112,643.19

TICO Cash Collected	7,322,122.03	—	—	7,322,122.03
SM Cash Collected	8,427,592.29	—	—	8,427,592.29
TIG Cash Collected	662,270.92	—	—	662,270.92
TPF Cash Collected	1,568,982.81	—	—	1,568,982.81
TCL Cash Collected	899,308.33	—	—	899,308.33
Other Income Collected	242,715.34	—	—	242,715.34

SUBTOTAL	19,122,991.72	—	—	19,122,991.72

GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,392,713.82)	2,640,758.11	—	(751,955.71)

Total Cash Receipts and Transfers	15,730,277.90	2,640,758.11	—	18,371,036.01

Cash Disbursements - Loans
Loan Proceeds Checks	12,042,475.50			12,042,475.50
Expenses related to Loans\Thaxton Insurance Group	950,317.07			950,317.07

Subtotal - Loans	12,992,792.57	—	—	12,992,792.57

Cash Disbursements - Other	—
Advertising	305,558.66		—	305,558.66
Bank Charges	31,673.29	—	—	31,673.29
Claims Funding*	307,718.40		—	307,718.40
Company Auto	4,682.90	—	—	4,682.90
Computer Costs	34,344.30	—	—	34,344.30
Dues And Subscriptions	7,158.67	—	—	7,158.67
Employee Reimbursements - collections exp	34,187.87	—	—	34,187.87
Equipment Rental	8,258.14	—	—	8,258.14
Fixed Assets	11,076.65	—	—	11,076.65
Forms & Printing	13,265.67	—	—	13,265.67
Insurance	58,979.52	—	—	58,979.52
Meals & Entertainment	3,433.31	—	—	3,433.31
Miscellaneous	69,342.00	—	—	69,342.00
Office Expense	116,084.28	—	—	116,084.28
Postage	35,508.86	—	—	35,508.86
Prepaid Expenses	28,245.65	—	—	28,245.65
Prepaid Software ABS	34,534.22	—	—	34,534.22
Professional Fees-Ordinary Course	23,787.81	—	—	23,787.81
Rent	302,481.01	—	—	302,481.01
Repairs & Maintenance	19,062.88	—	—	19,062.88
Seminars & Meetings	6,078.92	—	—	6,078.92
Taxes & Licenses	43,051.95	—	—	43,051.95
Telephone	215,295.75	—	—	215,295.75
Temporary Agency Staff	66,333.98	—	—	66,333.98
Travel	17,588.97	—	—	17,588.97
Utilities	57,684.89	—	—	57,684.89
Interest to Finova	633,402.83	—	—	633,402.83
Payroll Paid TTG	—	1,030,403.87	—	1,030,403.87
Payroll Paid SMC	—	1,610,354.24	—	1,610,354.24
Restructuring Officer	48,000.00	—	—	48,000.00
Voyager Payment	938,538.85	—	—	938,538.85
Bankruptcy Professionals	809,213.68	—	—	809,213.68
Other	184,449.01	—	—	184,449.01

Total Other Cash Disbursements	4,483,733.57	2,640,758.11	—	7,124,491.68

TOTAL ALL CASH DISBURSEMENTS	17,476,526.14	2,640,758.11	—	20,117,284.25

	18,366,394.95	—	—	18,366,394.95

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Name and Date

Title

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	1,836,586.68

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.			Case No. 03-13183
Monthly Court Report for	December-03	Case # 03-13183
FED ID#	57-0669498

	Consolidated Totals	GA Notes - Regions Bank	Wachovia Money Market 2003207426123	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	FIRST CITIZENS - Note Account 650002548801	WACHOVIA Modern Notes 657638367 2079900430042	Operating	Payroll	Other	Total
Beginning Cash Position	16,732,143.42	208.62	16,249,014.59	512,245.16	(21,167.76)	—	(8,157.19)	16,732,143.42	—	—	16,732,143.42

TICO Cash Collected	—				—			—	—	—	—
SM Cash Collected	—				—			—	—	—	—
TIG Cash Collected	—				—			—	—	—	—
TPF Cash Collected	—				—			—	—	—	—
TCL Cash Collected	—				—			—	—	—	—
Other Income Collected	41,362.31		14,061.77	27,300.54	—			41,362.31	—	—	41,362.31

SUBTOTAL	41,362.31	—	14,061.77	27,300.54	—	—	—	41,362.31	—	—	41,362.31

GENERAL LEDGER DEPOSITS AND TRANSFERS	(819,937.92)		(3,000,000.00)	2,107,534.85	73,056.99	(529.76)		(819,937.92)	—	—	(819,937.92)

Total Cash receipts	(778,575.61)	—	(2,985,938.23)	2,134,835.39	73,056.99	(529.76)	—	(778,575.61)	—	—	(778,575.61)

Cash Disbursements - Loans					—
Loan Proceeds Checks	—				—			—	—	—	—
Expenses related to Loans	—				—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other					—
Advertising	—			—	—			—	—	—	—
Bank Charges	18,115.81		44.56	16,989.63	—		1,081.62	18,115.81	—	—	18,115.81
Claims Funding*	120,199.23			120,199.23	—			120,199.23	—	—	120,199.23
Company Auto	253.34			253.34	—			253.34	—	—	253.34
Computer Costs	3,306.00			3,306.00	—			3,306.00	—	—	3,306.00
Dues And Subscriptions	—			—	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—			—	—	—	—
Equipment Rental	3,469.95			3,469.95	—			3,469.95	—	—	3,469.95
Fixed Assets	—			—	—			—	—	—	—
Forms & Printing	8,200.15			8,200.15	—			8,200.15	—	—	8,200.15
Insurance	18,862.96			18,862.96	—			18,862.96	—	—	18,862.96
Meals & Entertainment	—			—	—			—	—	—	—
Miscellaneous	31,021.86			31,021.86	—			31,021.86	—	—	31,021.86
Office Expense	5,857.51			5,857.51	—			5,857.51	—	—	5,857.51
Postage	5,335.83			5,335.83	—			5,335.83	—	—	5,335.83
Prepaid Expenses	—			—	—			—	—	—	—
Prepaid Software ABS	—			—	—			—	—	—	—
Professional Fees-Ordinary Course	8,843.66			8,843.66	—			8,843.66	—	—	8,843.66
Rent	12,983.00			12,983.00	—			12,983.00	—	—	12,983.00
Repairs & Maintenance	2,383.21			2,383.21				2,383.21	—	—	2,383.21
Roadgard	—			—				—	—	—	—
Seminars & Meetings	—			—	—			—	—	—	—
Taxes & Licenses	276.93			276.93	—			276.93	—	—	276.93
Telephone	19,443.69			19,443.69	—			19,443.69	—	—	19,443.69
Temporary Agency Staff	19,870.60			19,870.60	—			19,870.60	—	—	19,870.60
Travel	258.50			258.50	—			258.50	—	—	258.50
Utilities	4,972.26			4,972.26	—			4,972.26	—	—	4,972.26
Interest to Finova	633,402.83			633,402.83	—			633,402.83	—	—	633,402.83
Payroll Paid TTG	62,315.68			—	62,315.68			—	62,315.68	—	62,315.68
Payroll Paid SMC	—			—	—			—	—	—	—
Restructuring Officer	48,000.00			48,000.00	—			48,000.00	—	—	48,000.00
Insurance Renewal	—			—	—			—	—	—	—
Voyager Payment	—			—	—			—	—	—	—
Pre-Filing Prepays	—			—	—			—	—	—	—
Deposit to Lender	—			—	—			—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	809,213.68			809,213.68	—			809,213.68	—	—	809,213.68

Total Other Cash Disbursements	1,836,586.68	—	44.56	1,773,144.82	62,315.68	—	1,081.62	1,774,271.00	62,315.68	—	1,836,586.68

TOTAL ALL CASH DISBURSEMENTS	1,836,586.68	—	44.56	1,773,144.82	62,315.68	—	1,081.62	1,774,271.00	62,315.68	—	1,836,586.68

	14,116,981.13	208.62	13,263,031.80	873,935.73	(10,426.45)	(529.76)	(9,238.81)	14,179,296.81	(62,315.68)	—	14,116,981.13

Book Balance per bank rec.	14,116,981.13	208.62	13,263,031.80	873,935.73	(10,426.45)	(529.76)	(9,238.81)

THE THAXTON GROUP			Case No.
Cash Disbursements for Consolidated Disbursement Account
Wachovia	2000014825091	2079900430275
Monthly Court Report for	December-03

	Consolidated Totals	CORPORATE	Operating	Payroll	Other	Total
Beginning Cash Position	512,245.16	512,245.16	512,245.16	0.00	0.00	512,245.16

TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—		0.00	0.00	0.00	0.00
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	27,300.54	27,300.54	27,300.54			27,300.54

SUBTOTAL	27,300.54	27,300.54	27,300.54	—	—	27,300.54

GENERAL LEDGER DEPOSITS AND TRANSFERS	2,107,534.85	2,107,534.85	2,107,534.85			2,107,534.85

Total Cash receipts	2,134,835.39	2,134,835.39	2,134,835.39	—	—	2,134,835.39

Cash Disbursements - Loans
Loan Proceeds Checks	—		—			—
Expenses related to Loans	—		—			—

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other	—		—			—
Advertising	—	—	—			—
Bank Charges	16,989.63	16,989.63	16,989.63			16,989.63
Claims Funding*	120,199.23	120,199.23	120,199.23			120,199.23
Company Auto	253.34	253.34	253.34			253.34
Computer Costs	3,306.00	3,306.00	3,306.00			3,306.00
Dues And Subscriptions	—	—	—			—
Employee Reimbursements - collections exp	—	—	—			—
Equipment Rental	3,469.95	3,469.95	3,469.95			3,469.95
Fixed Assets	—	—	—			—
Forms & Printing	8,200.15	8,200.15	8,200.15			8,200.15
Insurance	18,862.96	18,862.96	18,862.96			18,862.96
Meals & Entertainment	—	—	—			—
Miscellaneous	31,021.86	31,021.86	31,021.86			31,021.86
Office Expense	5,857.51	5,857.51	5,857.51			5,857.51
Postage	5,335.83	5,335.83	5,335.83			5,335.83
Prepaid Expenses	—	—	—			—
Prepaid Software ABS	—	—	—			—
Professional Fees-Ordinary Course	8,843.66	8,843.66	8,843.66			8,843.66
Rent	12,983.00	12,983.00	12,983.00			12,983.00
Repairs & Maintenance	2,383.21	2,383.21	2,383.21			2,383.21
Roadgard	—	—	—			—
Seminars & Meetings	—	—	—			—
Taxes & Licenses	276.93	276.93	276.93			276.93
Telephone	19,443.69	19,443.69	19,443.69			19,443.69
Temporary Agency Staff	19,870.60	19,870.60	19,870.60			19,870.60
Travel	258.50	258.50	258.50			258.50
Utilities	4,972.26	4,972.26	4,972.26			4,972.26
Interest to Finova	633,402.83	633,402.83	633,402.83			633,402.83
Payroll Paid TTG	—	—	—			—
Payroll Paid SMC	—	—	—			—
Restructuring Officer	48,000.00	48,000.00	48,000.00			48,000.00
Insurance Renewal	—	—	—			—
Voyager Payment	809,213.68	809,213.68	809,213.68			809,213.68
Pre-Filing Prepays	—	—	—			—
Deposit to Lender	—	—	—			—
US Trustee	—	—	—			—
Bankruptcy Professionals Carve-out	—	—	—			—

Total Other Cash Disbursements	1,773,144.82	1,773,144.82	1,773,144.82	—	—	1,773,144.82

TOTAL ALL CASH DISBURSEMENTS	1,773,144.82	1,773,144.82	1,773,144.82	—	—	1,773,144.82

	873,935.73	873,935.73	873,935.73	—	—	873,935.73

	873,935.73	873,935.73

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case # 03-13184	Case No. 01-10573
Monthly Court Report for	December-03
FED ID #	57-1083679

	Consolidated Totals		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—

TICO Cash Collected	—		—	—	—	—
SM Cash Collected	—		—	—	—	—
TIG Cash Collected	—		—	—	—	—
TPF Cash Collected	—		—	—	—	—
TCL Cash Collected	—		—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES	—	—	—	—

SUBTOTAL	—		—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—

Total Cash Receipts and Transfers	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges			—	—	—	—
Claims Funding*	—
Company Auto	—		—	—	—	—
Computer Costs	—		—	—	—	—
Dues And Subscriptions	—		—	—	—	—
Employee Reimbursements - collections exp	—		—	—	—	—
Equipment Rental	—		—	—	—	—
Fixed Assets	—		—	—	—	—
Forms & Printing	—		—	—	—	—
Insurance	—		—	—	—	—
Meals & Entertainment	—		—	—	—	—
Miscellaneous	—		—	—	—	—
Office Expense	—		—	—	—	—
Postage	—		—	—	—	—
Prepaid Expenses	—		—	—	—	—
Prepaid Software ABS	—		—	—	—	—
Professional Fees-Ordinary Course	—		—	—	—	—
Rent	—		—	—	—	—
Repairs & Maintenance	—		—	—	—	—
Roadgard	—		—	—	—	—
Seminars & Meetings	—		—	—	—	—
Taxes & Licenses	—		—	—	—	—
Telephone	—		—	—	—	—
Temporary Agency Staff	—		—	—	—	—
Travel	—		—	—	—	—
Utilities	—		—	—	—	—
Interest to Finova	—		—	—	—	—
Payroll Paid TTG	—		—	—	—	—
Payroll Paid SMC	—		—	—	—	—
Restructuring Officer	—		—	—	—	—
Insurance Renewal	—		—	—	—	—
Voyager Payment	—		—	—	—	—
Pre-Filing Prepays	—		—	—	—	—
Deposit to Lender	—		—	—	—	—
US Trustee	—		—	—	—	—
Bankruptcy Professionals	—		—	—	—	—

Total Other Cash Disbursements	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—		—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	737,195.50
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$737,195.50

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case # 03-13187	Case No. 03-13187
Monthly Court Report for	December-03
FED ID#	57-0926039

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(92,067.02)	214.80	5,021.88	2,885.92	(100,189.62)	—	(92,067.02)	—	—	(92,067.02)

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	662,270.92		55,208.61	24,847.13	582,215.18		607,062.31	55,208.61	—	662,270.92
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	662,270.92	—	55,208.61	24,847.13	582,215.18	—	607,062.31	55,208.61	—	662,270.92

GENERAL LEDGER DEPOSITS AND TRANSFERS	78,974.75	(214.80)	(55,504.92)	(24,735.92)	(34,076.62)	193,507.01	(114,532.26)	193,507.01	—	78,974.75

Total Cash Receipts and Transfers	741,245.67	(214.80)	(296.31)	111.21	548,138.56	193,507.01	547,738.66	193,507.01	—	741,245.67

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans/TIG	464,334.56				464,334.56		464,334.56			464,334.56

Subtotal - Loans	464,334.56	—	—	—	464,334.56	—	464,334.56	—	—	464,334.56

Cash Disbursements - Other
Advertising	1,787.04				1,787.04		1,787.04			1,787.04
Bank Charges	1,719.00		481.77	19.95	1,217.28		1,237.23	481.77	—	1,719.00
Claims Funding*	—				—		—			—
Company Auto	221.22				221.22		221.22	—	—	221.22
Computer Costs	14,002.02				14,002.02		14,002.02	—	—	14,002.02
Dues And Subscriptions	385.00				385.00		385.00	—	—	385.00
Employee Reimbursements - collections exp	988.19				988.19		988.19	—	—	988.19
Equipment Rental	648.03				648.03		648.03	—	—	648.03
Fixed Assets	2,979.00				2,979.00		2,979.00	—	—	2,979.00
Forms & Printing	1,127.73				1,127.73		1,127.73	—	—	1,127.73
Insurance	—				—		—	—	—	—
Meals & Entertainment	—				—		—	—	—	—
Miscellaneous	2,288.34				2,288.34		2,288.34	—	—	2,288.34
Office Expense	4,021.00				4,021.00		4,021.00	—	—	4,021.00
Postage	1,260.44				1,260.44		1,260.44	—	—	1,260.44
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	168.05				168.05		168.05	—	—	168.05
Rent	20,476.01				20,476.01		20,476.01	—	—	20,476.01
Repairs & Maintenance	671.39				671.39		671.39	—	—	671.39
Roadgard	—				—		—	—	—	—
Seminars & Meetings	—				—		—	—	—	—
Taxes & Licenses	265.00				265.00		265.00	—	—	265.00
Telephone	10,190.92				10,190.92		10,190.92	—	—	10,190.92
Temporary Agency Staff	434.75				434.75		434.75	—	—	434.75
Travel	—				—		—	—	—	—
Utilities	2,946.88				2,946.88		2,946.88	—	—	2,946.88
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	193,507.01					193,507.01	—	193,507.01	—	193,507.01
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	12,773.92				12,773.92		12,773.92	—	—	12,773.92

Total Other Cash Disbursements	272,860.94	—	481.77	19.95	78,852.21	193,507.01	78,872.16	193,988.78	—	272,860.94

TOTAL ALL CASH DISBURSEMENTS	737,195.50	—	481.77	19.95	543,186.77	193,507.01	543,206.72	193,988.78	—	737,195.50

	(88,016.85)	—	4,243.80	2,977.18	(95,237.83)	—	(87,535.08)	(481.77)	—	(88,016.85)

Book Balance per bank rec.	(88,016.85)	—	4,243.80	2,977.18	(95,237.83)	—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	37956

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	863,451.81
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$863,451.81

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case # 03-13188	Case No. 03-13188
Monthly Court Report for	December-03
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	29,100.15	29,100.15		29,100.15	—	—	29,100.15

TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	899,308.33	899,308.33		899,308.33	—	—	899,308.33
Other Income Collected	—			—	—	—	—

SUBTOTAL	899,308.33	899,308.33	—	899,308.33	—	—	899,308.33

GENERAL LEDGER DEPOSITS AND TRANSFERS	(80,198.65)	(97,484.88)	17,286.23	(97,484.88)	17,286.23	—	(80,198.65)

Total Cash Receipts and Transfers	819,109.68	801,823.45	17,286.23	801,823.45	17,286.23	—	819,109.68

Cash Disbursements - Loans
Loan Proceeds Checks	841,960.79	841,960.79		841,960.79			841,960.79
Expenses related to Loans	233.78	233.78		233.78			233.78

Subtotal - Loans	842,194.57	842,194.57	—	842,194.57			842,194.57

Cash Disbursements - Other	—						—
Advertising	112.80	112.80		112.80			112.80
Bank Charges	—			—	—	—	—
Claims Funding*	—						—
Company Auto	590.73	590.73		590.73	—	—	590.73
Computer Costs	23.90	23.90		23.90	—	—	23.90
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	192.51	192.51		192.51	—	—	192.51
Postage	44.88	44.88		44.88	—	—	44.88
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	1,873.12	1,873.12		1,873.12	—	—	1,873.12
Rent	300.00	300.00		300.00	—	—	300.00
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	8.00	8.00		8.00	—	—	8.00
Telephone	—			—	—	—	—
Temporary Agency Staff	799.27	799.27		799.27	—	—	799.27
Travel	25.80	25.80		25.80	—	—	25.80
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	17,286.23		17,286.23	—	17,286.23	—	17,286.23
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—

Total Other Cash Disbursements	21,257.24	3,971.01	17,286.23	3,971.01	17,286.23	—	21,257.24

TOTAL ALL CASH DISBURSEMENTS	863,451.81	846,165.58	17,286.23	846,165.58	17,286.23	—	863,451.81

	(15,241.98)	(15,241.98)	—	(15,241.98)	—	—	(15,241.98)

Book Balance per bank rec.	(15,241.98)	(15,241.98)

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,504,575.24
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,504,575.24

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		Case # 03-13186	Case No. 03-13186
Monthly Court Report for	December-03
FED ID#	58-2358369

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	378,218.59	—	378,218.59		378,218.59	—	—	378,218.59

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	1,568,982.81		1,568,982.81		1,568,982.81	—	—	1,568,982.81
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,568,982.81	—	1,568,982.81	—	1,568,982.81	—	—	1,568,982.81

GENERAL LEDGER DEPOSITS AND TRANSFERS	(228,118.48)		(237,342.40)	9,223.92	(237,342.40)	9,223.92	—	(228,118.48)

Total Cash Receipts and Transfers	1,340,864.33	—	1,331,640.41	9,223.92	1,331,640.41	9,223.92	—	1,340,864.33

Cash Disbursements - Loans
Loan Proceeds Checks	1,463,272.66		1,463,272.66		1,463,272.66	—	—	1,463,272.66
Expenses related to Loans	13,442.97		13,442.97		13,442.97	—	—	13,442.97

Subtotal - Loans	1,476,715.63	—	1,476,715.63	—	1,476,715.63			1,476,715.63

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	1,736.00		1,736.00		1,736.00	—	—	1,736.00
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	2,105.94		2,105.94		2,105.94	—	—	2,105.94
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	39.00		39.00		39.00	—	—	39.00
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	370.00		370.00		370.00	—	—	370.00
Telephone	1,154.98		1,154.98		1,154.98	—	—	1,154.98
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	9,223.92			9,223.92	—	9,223.92	—	9,223.92
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	13,229.77		13,229.77		13,229.77	—	—	13,229.77

Total Other Cash Disbursements	27,859.61	—	18,635.69	9,223.92	18,635.69	9,223.92	—	27,859.61

TOTAL ALL CASH DISBURSEMENTS	1,504,575.24	—	1,495,351.32	9,223.92	1,495,351.32	9,223.92	—	1,504,575.24

	214,507.68	—	214,507.68	—	214,507.68	—	—	214,507.68

Book Balance per bank rec.	214,507.68	—	214,507.68

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No. 03-13185	Case No. 03-13185
Monthly Court Report for	December-03
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—				—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case # 03-13189	Case No. 03-13189
Monthly Court Report for	December-03
FED ID#	56-2057616

	Consolidated Totals	Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,843.98	5,843.98	5,843.98		—	5,843.98

TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	—		—	—	—	—
TIG Cash Collected	—		—	—	—	—
TPF Cash Collected	—		—	—	—	—
TCL Cash Collected	—		—	—	—	—
Other Income Collected	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	180.00	180.00	180.00		—	180.00
Claims Funding*	—
Company Auto	—		—	—	—	—
Computer Costs	—		—	—	—	—
Dues And Subscriptions	—		—	—	—	—
Employee Reimbursements - collections exp	—		—	—	—	—
Equipment Rental	—		—	—	—	—
Fixed Assets	—		—	—	—	—
Forms & Printing	—		—	—	—	—
Insurance	—		—	—	—	—
Meals & Entertainment	—		—	—	—	—
Miscellaneous	—		—	—	—	—
Office Expense	—		—	—	—	—
Postage	—		—	—	—	—
Prepaid Expenses	—		—	—	—	—
Prepaid Software ABS	—		—	—	—	—
Professional Fees-Ordinary Course	—		—	—	—	—
Rent	—		—	—	—	—
Repairs & Maintenance	—		—	—	—	—
Roadgard	—		—	—	—	—
Seminars & Meetings	—		—	—	—	—
Taxes & Licenses	—		—	—	—	—
Telephone	—		—	—	—	—
Temporary Agency Staff	—		—	—	—	—
Travel	—		—	—	—	—
Utilities	—		—	—	—	—
Interest to Finova	—		—	—	—	—
Payroll Paid TTG	—		—	—	—	—
Payroll Paid SMC	—		—	—	—	—
Restructuring Officer	—		—	—	—	—
Insurance Renewal	—		—	—	—	—
Voyager Payment	—		—	—	—	—
Pre-Filing Prepays	—		—	—	—	—
Deposit to Lender	—		—	—	—	—
US Trustee	—		—	—	—	—
Bankruptcy Professionals	—		—	—	—	—

Total Other Cash Disbursements	180.00	180.00	180.00	—	—	180.00

TOTAL ALL CASH DISBURSEMENTS	180.00	180.00	180.00	—	—	180.00

	5,663.98	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	5,663.98

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	December-03	Case No.	—
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200
Beginning Cash Position	1,330,465.55	—	—	329,178.28	667,849.88	—	1,043,273.47

TICO Cash Collected	7,322,122.03	162,515.99	218,317.88	833,220.15	1,566,198.03	424,687.19	1,404,488.88
SM Cash Collected	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—
Other Income Collected	201,353.03	—	—	—	—	—	—

SUBTOTAL	7,523,475.06	162,515.99	218,317.88	833,220.15	1,566,198.03	424,687.19	1,404,488.88

GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,864,444.25)	(2,141.97)	(80,378.28)	(349,580.81)	(499,312.66)	(218,378.27)	(1,286,523.55)

Total Cash Receipts and Transfers	4,659,030.81	160,374.02	137,939.60	483,639.34	1,066,885.37	206,308.92	117,965.33

Cash Disbursements - Loans		—	—	—	—	—	—
Loan Proceeds Checks	3,118,271.73	131,722.65	101,043.90	340,153.84	757,231.10	157,787.98	503,777.71
Expenses related to Loans	212,659.88	5,434.10	1,170.23	12,427.61	44,019.85	8,182.73	841.43

Subtotal - Loans	3,330,931.61	137,156.75	102,214.13	352,581.45	801,250.95	165,970.71	504,619.14

Cash Disbursements - Other	—	—	—	—	—	—	—
Advertising	4,106.46	200.00	10.00	—	452.10	932.00	—
Bank Charges	9,545.72	—	—	3,705.02	1,553.20	—	3,996.45
Claims Funding*	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—
Computer Costs	12,395.40	858.77	45.00	884.66	2,820.37	634.30	2,248.08
Dues And Subscriptions	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—
Equipment Rental	2,298.14	—	—	—	—	174.42	—
Fixed Assets	—	—	—	—	—	—	—
Forms & Printing	3,937.79	225.21	108.91	333.77	846.97	—	450.55
Insurance	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—
Office Expense	36,694.05	496.22	947.52	2,021.11	6,617.94	2,034.75	3,622.27
Postage	22,269.95	355.53	177.01	2,249.86	5,357.96	61.32	3,498.66
Prepaid Expenses	9,838.12	—	—	5,325.87	—	—	—
Prepaid Software ABS	15,894.20	473.32	473.32	2,129.94	4,811.18	473.32	1,893.28
Professional Fees-Ordinary Course	3,351.10	—	32.50	641.50	1,835.10	—	569.50
Rent	100,724.68	2,325.00	5,581.67	13,615.23	23,728.30	3,307.61	10,154.74
Repairs & Maintenance	12,402.97	150.00	625.00	2,071.00	1,932.10	80.00	2,923.17
Roadgard	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—
Taxes & Licenses	5,861.39	—	26.61	691.19	1,170.11	200.00	—
Telephone	72,498.53	1,086.49	2,191.51	6,780.96	15,080.72	1,660.74	8,899.71
Temporary Agency Staff	15,028.41	—	—	90.24	96.00	—	12,694.17
Travel	13,544.25	—	—	—	11.75	—	1,169.28
Utilities	16,097.69	398.98	—	1,505.78	3,375.55	738.04	2,546.08
Interest to Finova	—	—	—	—	—	—	—
Payroll Paid TTG	748,071.03	14,666.59	22,555.69	76,553.96	147,167.14	28,395.00	71,976.76
Payroll Paid SMC	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—
Voyager Payment	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—
Other	138,216.94	1,981.16	2,950.73	17,829.24	29,343.65	1,646.71	35,491.48

Total Other Cash Disbursements	1,242,776.82	23,217.27	35,725.47	136,429.33	246,200.14	40,338.21	162,134.18

TOTAL ALL CASH DISBURSEMENTS	4,573,708.43	160,374.02	137,939.60	489,010.78	1,047,451.09	206,308.92	666,753.32

	1,415,787.93	—	—	323,806.84	687,284.16	—	494,485.48

Book Balance per bank rec.	1,415,787.93	—	—	323,806.84	687,284.16	—	494,485.48

	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195	Operating	Payroll	Other	Total
Beginning Cash Position	5,000.00	—	104,704.63	(819,540.71)	1,330,465.55	—	—	1,330,465.55

TICO Cash Collected	—	2,406,708.29	263,503.64	42,481.98	7,322,122.03	—	—	7,322,122.03
SM Cash Collected	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—
Other Income Collected	—	201,353.03	—	—	201,353.03	—	—	201,353.03

SUBTOTAL	—	2,608,061.32	263,503.64	42,481.98	7,523,475.06	—	—	7,523,475.06

GENERAL LEDGER DEPOSITS AND TRANSFERS	14,436.37	(1,365,342.85)	(118,341.34)	1,041,119.11	(2,864,444.25)	—	—	(2,864,444.25)

Total Cash Receipts and Transfers	14,436.37	1,242,718.47	145,162.30	1,083,601.09	4,659,030.81	—	—	4,659,030.81

Cash Disbursements - Loans	—	—	—	—	—
Loan Proceeds Checks	—	747,920.19	91,612.35	287,022.01	3,118,271.73			3,118,271.73
Expenses related to Loans	—	121,833.91	18,750.02	—	212,659.88			212,659.88

Subtotal - Loans	—	869,754.10	110,362.37	287,022.01	3,330,931.61			3,330,931.61

Cash Disbursements - Other	—	—	—	—	—			—
Advertising	—	152.21	—	2,360.15	4,106.46			4,106.46
Bank Charges	—	—	291.05	—	9,545.72	—	—	9,545.72
Claims Funding*	—	—	—	—	—			—
Company Auto	—	—	—	—	—	—	—	—
Computer Costs	—	2,058.37	828.42	2,017.43	12,395.40	—	—	12,395.40
Dues And Subscriptions	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—
Equipment Rental	—	1,378.50	—	745.22	2,298.14	—	—	2,298.14
Fixed Assets	—	—	—	—	—	—	—	—
Forms & Printing	—	823.16	—	1,149.22	3,937.79	—	—	3,937.79
Insurance	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—
Office Expense	—	19,413.04	716.54	824.66	36,694.05	—	—	36,694.05
Postage	—	1,965.86	781.42	7,822.33	22,269.95	—	—	22,269.95
Prepaid Expenses	—	4,512.25	—	—	9,838.12	—	—	9,838.12
Prepaid Software ABS	—	4,496.54	709.98	433.32	15,894.20	—	—	15,894.20
Professional Fees-Ordinary Course	—	65.00	207.50	—	3,351.10	—	—	3,351.10
Rent	—	33,030.13	6,120.00	2,862.00	100,724.68	—	—	100,724.68
Repairs & Maintenance	—	4,009.20	505.00	107.50	12,402.97	—	—	12,402.97
Roadgard	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—
Taxes & Licenses	—	877.86	10.48	2,885.14	5,861.39	—	—	5,861.39
Telephone	—	24,165.29	2,795.64	9,837.47	72,498.53	—	—	72,498.53
Temporary Agency Staff	—	2,148.00	—	—	15,028.41	—	—	15,028.41
Travel	—	297.38	54.56	12,011.28	13,544.25	—	—	13,544.25
Utilities	—	6,011.20	727.48	794.58	16,097.69	—	—	16,097.69
Interest to Finova	—	—	—	—	—	—	—	—
Payroll Paid TTG	14,436.37	235,897.49	23,563.86	112,858.17	—	748,071.03	—	748,071.03
Payroll Paid SMC	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—
Voyager Payment	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—
Other	(39.98)	31,662.89	5,383.00	11,968.06	138,216.94	—	—	138,216.94

Total Other Cash Disbursements	14,396.39	372,964.37	42,694.93	168,676.53	494,705.79	748,071.03	—	1,242,776.82

TOTAL ALL CASH DISBURSEMENTS	14,396.39	1,242,718.47	153,057.30	455,698.54	3,825,637.40	748,071.03	—	4,573,708.43

	5,039.98	—	96,809.63	(191,638.16)	2,163,858.96	(748,071.03)	—	1,415,787.93

Book Balance per bank rec.	5,039.98	—	96,809.63	(191,638.16)

THE THAXTON GROUP				Case No.	—
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087
Monthly Court Report for	December-03
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(819,540.71)	—	—							(819,540.71)	(819,540.71)	—	—	(819,540.71)

TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—			—	—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	4,441,150.30	145,707.43	115,383.91	408,751.80	898,730.75	177,913.92	587,896.20	1,006,820.98	129,202.39	970,742.92	4,441,150.30	—	—	4,441,150.30
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—

Total Cash Receipts and Transfers	4,441,150.30	145,707.43	115,383.91	408,751.80	898,730.75	177,913.92	587,896.20	1,006,820.98	129,202.39	970,742.92	4,441,150.30	—	—	4,441,150.30

Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	3,118,271.73	131,722.65	101,043.90	340,153.84	757,231.10	157,787.98	503,777.71	747,920.19	91,612.35	287,022.01	3,118,271.73			3,118,271.73
Expenses related to Loans	212,659.88	5,434.10	1,170.23	12,427.61	44,019.85	8,182.73	841.43	121,833.91	18,750.02	—	212,659.88			212,659.88

Subtotal - Loans	3,330,931.61	137,156.75	102,214.13	352,581.45	801,250.95	165,970.71	504,619.14	869,754.10	110,362.37	287,022.01	3,330,931.61			3,330,931.61

Cash Disbursements - Other		—	—	—	—	—	—	—	—	—	—			—
Advertising	4,191.46	200.00	10.00		452.10	932.00	85.00	152.21		2,360.15	4,191.46			4,191.46
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	12,395.40	858.77	45.00	884.66	2,820.37	634.30	2,248.08	2,058.37	828.42	2,017.43	12,395.40	—	—	12,395.40
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—										—	—	—	—
Equipment Rental	2,298.14					174.42		1,378.50		745.22	2,298.14	—	—	2,298.14
Fixed Assets	—										—	—	—	—
Forms & Printing	3,937.79	225.21	108.91	333.77	846.97	—	450.55	823.16		1,149.22	3,937.79	—	—	3,937.79
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	36,694.05	496.22	947.52	2,021.11	6,617.94	2,034.75	3,622.27	19,413.04	716.54	824.66	36,694.05	—	—	36,694.05
Postage	22,269.95	355.53	177.01	2,249.86	5,357.96	61.32	3,498.66	1,965.86	781.42	7,822.33	22,269.95	—	—	22,269.95
Prepaid Expenses	9,838.12			5,325.87				4,512.25			9,838.12	—	—	9,838.12
Prepaid Software ABS	15,894.20	473.32	473.32	2,129.94	4,811.18	473.32	1,893.28	4,496.54	709.98	433.32	15,894.20	—	—	15,894.20
Professional Fees-Ordinary Course	3,351.10	—	32.50	641.50	1,835.10	—	569.50	65.00	207.50	—	3,351.10	—	—	3,351.10
Rent	100,724.68	2,325.00	5,581.67	13,615.23	23,728.30	3,307.61	10,154.74	33,030.13	6,120.00	2,862.00	100,724.68	—	—	100,724.68
Repairs & Maintenance	12,402.97	150.00	625.00	2,071.00	1,932.10	80.00	2,923.17	4,009.20	505.00	107.50	12,402.97	—	—	12,402.97
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	5,861.39		26.61	691.19	1,170.11	200.00		877.86	10.48	2,885.14	5,861.39	—	—	5,861.39
Telephone	72,498.53	1,086.49	2,191.51	6,780.96	15,080.72	1,660.74	8,899.71	24,165.29	2,795.64	9,837.47	72,498.53	—	—	72,498.53
Temporary Agency Staff	15,028.41			90.24	96.00		12,694.17	2,148.00			15,028.41	—	—	15,028.41
Travel	13,544.25	—	—	—	11.75	—	1,169.28	297.38	54.56	12,011.28	13,544.25	—	—	13,544.25
Utilities	16,097.69	398.98		1,505.78	3,375.55	738.04	2,546.08	6,011.20	727.48	794.58	16,097.69	—	—	16,097.69
Interest to Finova	—	—	—	—	—	—	—	—	—		—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—	—	—	—	—	—	—	—	—		—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—		—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—		—	—	—	—
Voyager Payment	—	—	—	—	—	—	—	—	—		—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—		—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—		—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—		—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—		—	—	—	—
Other	135,288.01	1,981.16	2,950.73	17,829.24	29,343.65	1,646.71	32,522.57	31,662.89	5,383.00	11,968.06	135,288.01	—	—	135,288.01

Total Other Cash Disbursements	482,316.14	8,550.68	13,169.78	56,170.35	97,479.80	11,943.21	83,277.06	137,066.88	18,840.02	55,818.36	482,316.14	—	—	482,316.14

TOTAL ALL CASH DISBURSEMENTS	3,813,247.75	145,707.43	115,383.91	408,751.80	898,730.75	177,913.92	587,896.20	1,006,820.98	129,202.39	342,840.37	3,813,247.75	—	—	3,813,247.75

	(191,638.16)	—	—	—	—	—	—	—	—	(191,638.16)	(191,638.16)	—	—	(191,638.16)

Book Balance per bank rec.	(191,638.16)	—	—							(191,638.16)

In re:	Case No. 03-13195
TICO Credit Corporation		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	455,698.54
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$455,698.54

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case # 03-13195	Case No. 03-13195
Monthly Court Report for	December-03
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(819,540.71)	—	(819,540.71)	—	(819,540.71)	—		(819,540.71)

TICO Cash Collected	42,481.98	42,481.98			42,481.98	—	—	42,481.98
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	42,481.98	42,481.98	—	—	42,481.98	—	—	42,481.98

GENERAL LEDGER DEPOSITS AND TRANSFERS	1,041,119.11	(42,481.98)	970,742.92	112,858.17	928,260.94	112,858.17	—	1,041,119.11

Total Cash Receipts and Transfers	1,083,601.09	—	970,742.92	112,858.17	970,742.92	112,858.17	—	1,083,601.09

Cash Disbursements - Loans
Loan Proceeds Checks	287,022.01		287,022.01		287,022.01	—		287,022.01
Expenses related to Loans	—		—

Subtotal - Loans	287,022.01	—	287,022.01	—	287,022.01	—	—	287,022.01

Cash Disbursements - Other			—			—		—
Advertising	2,360.15		2,360.15		2,360.15	—		2,360.15
Bank Charges	—		—		—	—		—
Claims Funding*	—		—		—	—		—
Company Auto	—		—		—	—	—	—
Computer Costs	2,017.43		2,017.43		2,017.43	—	—	2,017.43
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	745.22		745.22		745.22	—	—	745.22
Fixed Assets	—		—		—	—	—	—
Forms & Printing	1,149.22		1,149.22		1,149.22	—	—	1,149.22
Insurance	—		—		—	—	—	—
Meals & Entertainment	—		—		—	—	—	—
Miscellaneous	—		—		—	—	—	—
Office Expense	824.66		824.66		824.66	—	—	824.66
Postage	7,822.33		7,822.33		7,822.33	—	—	7,822.33
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	433.32		433.32		433.32	—	—	433.32
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	2,862.00		2,862.00		2,862.00	—	—	2,862.00
Repairs & Maintenance	107.50		107.50		107.50	—	—	107.50
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	2,885.14		2,885.14		2,885.14	—	—	2,885.14
Telephone	9,837.47		9,837.47		9,837.47	—	—	9,837.47
Temporary Agency Staff	—		—		—	—	—	—
Travel	12,011.28		12,011.28		12,011.28	—	—	12,011.28
Utilities	794.58		794.58		794.58	—	—	794.58
Interest to Finova			—		—	—	—	—
Payroll Paid TTG	112,858.17		—	112,858.17	—	112,858.17	—	112,858.17
Payroll Paid SMC			—		—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	11,968.06		11,968.06		11,968.06	—	—	11,968.06

Total Other Cash Disbursements	168,676.53	—	55,818.36	112,858.17	55,818.36	112,858.17	—	168,676.53

TOTAL ALL CASH DISBURSEMENTS	455,698.54	—	342,840.37	112,858.17	342,840.37	112,858.17	—	455,698.54

	(191,638.16)	—	(191,638.16)	—	(191,638.16)	—	—	(191,638.16)

Book Balance per bank rec.	(191,638.16)		(191,638.16)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for TICO VA			Case No. 03-13194
Monthly Court Report for	December-03	Case # 03-13194
FED ID#	57-1129678

	Consolidated Totals				Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—				—	—	—	—
	—	All Cash is included in TICO SC			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—	—	—	—	—
Claims Funding*	—			—
Company Auto	—			—	—	—	—	—
Computer Costs	—			—	—	—	—	—
Dues And Subscriptions	—			—	—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—	—
Equipment Rental	—			—	—	—	—	—
Fixed Assets	—			—	—	—	—	—
Forms & Printing	—			—	—	—	—	—
Insurance	—			—	—	—	—	—
Meals & Entertainment	—			—	—	—	—	—
Miscellaneous	—			—	—	—	—	—
Office Expense	—			—	—	—	—	—
Postage	—			—	—	—	—	—
Prepaid Expenses	—			—	—	—	—	—
Prepaid Software ABS	—			—	—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—	—
Rent	—			—	—	—	—	—
Repairs & Maintenance	—			—	—	—	—	—
Roadgard	—			—	—	—	—	—
Seminars & Meetings	—			—	—	—	—	—
Taxes & Licenses	—			—	—	—	—	—
Telephone	—			—	—	—	—	—
Temporary Agency Staff	—			—	—	—	—	—
Travel	—			—	—	—	—	—
Utilities	—			—	—	—	—	—
Interest to Finova	—			—	—	—	—	—
Payroll Paid TTG	—			—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—	—
Restructuring Officer	—			—	—	—	—	—
Insurance Renewal	—			—	—	—	—	—
Voyager Payment	—			—	—	—	—	—
Pre-Filing Prepays	—			—	—	—	—	—
Deposit to Lender	—			—	—	—	—	—
US Trustee	—			—	—	—	—	—
Bankruptcy Professionals	—			—	—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,242,718.47
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,242,718.47

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No. 03-13191	Case No. 03-13191
Monthly Court Report for	December-03
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	SC Bank & Trust 850065202	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—	—	—

TICO Cash Collected	2,406,708.29	2,335,082.68			71,625.61	2,406,708.29	—	—	2,406,708.29
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	201,353.03	201,353.03				201,353.03	—	—	201,353.03

SUBTOTAL	2,608,061.32	2,536,435.71	—	—	71,625.61	2,608,061.32	—	—	2,608,061.32

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,365,342.85)	(2,536,435.71)	1,006,820.98	235,897.49	(71,625.61)	(1,601,240.34)	235,897.49	—	(1,365,342.85)

Total Cash Receipts and Transfers	1,242,718.47	—	1,006,820.98	235,897.49	—	1,006,820.98	235,897.49	—	1,242,718.47

Cash Disbursements - Loans
Loan Proceeds Checks	747,920.19		747,920.19			747,920.19	—	—	747,920.19
Expenses related to Loans	121,833.91		121,833.91			121,833.91	—	—	121,833.91

Subtotal - Loans	869,754.10	—	869,754.10	—	—	869,754.10	—	—	869,754.10

Cash Disbursements - Other			—
Advertising	152.21		152.21			152.21	—	—	152.21
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—			—	—	—	—
Company Auto	—		—			—	—	—	—
Computer Costs	2,058.37		2,058.37			2,058.37	—	—	2,058.37
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	—		—			—	—	—	—
Equipment Rental	1,378.50		1,378.50			1,378.50	—	—	1,378.50
Fixed Assets	—		—			—	—	—	—
Forms & Printing	823.16		823.16			823.16	—	—	823.16
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	—		—			—	—	—	—
Office Expense	19,413.04		19,413.04			19,413.04	—	—	19,413.04
Postage	1,965.86		1,965.86			1,965.86	—	—	1,965.86
Prepaid Expenses	4,512.25		4,512.25			4,512.25	—	—	4,512.25
Prepaid Software ABS	4,496.54		4,496.54			4,496.54	—	—	4,496.54
Professional Fees-Ordinary Course	65.00		65.00			65.00	—	—	65.00
Rent	33,030.13		33,030.13			33,030.13	—	—	33,030.13
Repairs & Maintenance	4,009.20		4,009.20			4,009.20	—	—	4,009.20
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	877.86		877.86			877.86	—	—	877.86
Telephone	24,165.29		24,165.29			24,165.29	—	—	24,165.29
Temporary Agency Staff	2,148.00		2,148.00			2,148.00	—	—	2,148.00
Travel	297.38		297.38			297.38	—	—	297.38
Utilities	6,011.20		6,011.20			6,011.20	—	—	6,011.20
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	235,897.49			235,897.49		—	235,897.49	—	235,897.49
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	31,662.89		31,662.89			31,662.89	—	—	31,662.89

Total Other Cash Disbursements	372,964.37	—	137,066.88	235,897.49	—	137,066.88	235,897.49	—	372,964.37

TOTAL ALL CASH DISBURSEMENTS	1,242,718.47	—	1,006,820.98	235,897.49	—	1,006,820.98	235,897.49	—	1,242,718.47

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	160,374.02
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$160,374.02

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No. 03-13196	Case No. 03-13196
Monthly Court Report for	December-03
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—			—	—		—

TICO Cash Collected	162,515.99				60,511.63	102,004.36	162,515.99	—	—	162,515.99
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	162,515.99	—	—	—	60,511.63	102,004.36	162,515.99	—	—	162,515.99

GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,141.97)	—	145,707.43	14,666.59	(60,511.63)	(102,004.36)	(16,808.56)	14,666.59	—	(2,141.97)

Total Cash Receipts and Transfers	160,374.02	—	145,707.43	14,666.59	—	—	145,707.43	14,666.59	—	160,374.02

Cash Disbursements - Loans
Loan Proceeds Checks	131,722.65		131,722.65				131,722.65	—		131,722.65
Expenses related to Loans	5,434.10		5,434.10				5,434.10	—		5,434.10

Subtotal - Loans	137,156.75	—	137,156.75	—	—	—	137,156.75	—	—	137,156.75

Cash Disbursements - Other
Advertising	200.00		200.00				200.00	—		200.00
Bank Charges	—		—				—	—		—
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	858.77		858.77				858.77	—	—	858.77
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	—		—				—	—	—	—
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	225.21		225.21				225.21	—	—	225.21
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	—		—				—	—	—	—
Office Expense	496.22		496.22				496.22	—	—	496.22
Postage	355.53		355.53				355.53	—	—	355.53
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	473.32		473.32				473.32	—	—	473.32
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	2,325.00		2,325.00				2,325.00	—	—	2,325.00
Repairs & Maintenance	150.00		150.00				150.00	—	—	150.00
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	—		—				—	—	—	—
Telephone	1,086.49		1,086.49				1,086.49	—	—	1,086.49
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	398.98		398.98				398.98	—	—	398.98
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	14,666.59			14,666.59			—	14,666.59	—	14,666.59
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	1,981.16		1,981.16				1,981.16	—	—	1,981.16

Total Other Cash Disbursements	23,217.27	—	8,550.68	14,666.59	—	—	8,550.68	14,666.59	—	23,217.27

TOTAL ALL CASH DISBURSEMENTS	160,374.02	—	145,707.43	14,666.59	—	—	145,707.43	14,666.59	—	160,374.02

Book Balance per bank rec.	—				—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	206,308.92
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$206,308.92

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No. 03-13193	Case No. 03-13193
Monthly Court Report for	December-03
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

TICO Cash Collected	424,687.19	424,687.19			424,687.19	—	—	424,687.19
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	424,687.19	424,687.19	—	—	424,687.19	—	—	424,687.19

GENERAL LEDGER DEPOSITS AND TRANSFERS	(218,378.27)	(424,687.19)	177,913.92	28,395.00	(218,378.27)	—	—	(218,378.27)

Total Cash Receipts and Transfers	206,308.92	—	177,913.92	28,395.00	206,308.92	—	—	206,308.92

Cash Disbursements - Loans
Loan Proceeds Checks	157,787.98		157,787.98		157,787.98	—	—	157,787.98
Expenses related to Loans	8,182.73		8,182.73		8,182.73	—	—	8,182.73

Subtotal - Loans	165,970.71	—	165,970.71	—	165,970.71	—	—	165,970.71

Cash Disbursements - Other			—
Advertising	932.00		932.00		932.00	—	—	932.00
Bank Charges	—		—		—	—	—	—
Claims Funding*	—		—
Company Auto	—		—		—	—	—	—
Computer Costs	634.30		634.30		634.30	—	—	634.30
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	174.42		174.42		174.42	—	—	174.42
Fixed Assets	—		—		—	—	—	—
Forms & Printing	—		—		—	—	—	—
Insurance	—		—		—	—	—	—
Meals & Entertainment	—		—		—	—	—	—
Miscellaneous	—		—		—	—	—	—
Office Expense	2,034.75		2,034.75		2,034.75	—	—	2,034.75
Postage	61.32		61.32		61.32	—	—	61.32
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	473.32		473.32		473.32	—	—	473.32
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	3,307.61		3,307.61		3,307.61	—	—	3,307.61
Repairs & Maintenance	80.00		80.00		80.00	—	—	80.00
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	200.00		200.00		200.00	—	—	200.00
Telephone	1,660.74		1,660.74		1,660.74	—	—	1,660.74
Temporary Agency Staff	—		—		—	—	—	—
Travel	—		—		—	—	—	—
Utilities	738.04		738.04		738.04	—	—	738.04
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	28,395.00			28,395.00	28,395.00	—	—	28,395.00
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	1,646.71		1,646.71		1,646.71	—	—	1,646.71

Total Other Cash Disbursements	40,338.21	—	11,943.21	28,395.00	40,338.21	—	—	40,338.21

TOTAL ALL CASH DISBURSEMENTS	206,308.92	—	177,913.92	28,395.00	206,308.92	—	—	206,308.92

Book Balance per bank rec.	—		—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	489,010.78
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$489,010.78

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE		Case No. 03-13182
Monthly Court Report for	December-03
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	329,178.28	—	—	—	36,454.73	32,938.38	37,975.40	37,723.84	34,716.97	38,303.05	39,680.36	71,385.55

TICO Cash Collected	833,220.15				86,958.72	61,687.85	81,353.18	89,486.30	69,904.38	84,764.91	100,391.34	258,673.47
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	833,220.15	—	—	—	86,958.72	61,687.85	81,353.18	89,486.30	69,904.38	84,764.91	100,391.34	258,673.47

GENERAL LEDGER DEPOSITS AND TRANSFERS	(349,580.81)		408,751.80	76,553.96	(83,515.47)	(63,775.63)	(79,390.43)	(90,844.55)	(72,161.70)	(90,848.53)	(99,399.12)	(254,951.14)

Total Cash Receipts and Transfers	483,639.34	—	408,751.80	76,553.96	3,443.25	(2,087.78)	1,962.75	(1,358.25)	(2,257.32)	(6,083.62)	992.22	3,722.33

Cash Disbursements - Loans
Loan Proceeds Checks	340,153.84		340,153.84
Expenses related to Loans	12,427.61		12,427.61

Subtotal - Loans	352,581.45	—	352,581.45	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other			—
Advertising			—
Bank Charges	3,705.02		—		429.60	543.69	694.69	497.19	327.57		1,210.58	1.70
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	884.66		884.66
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	—		—
Equipment Rental	—		—
Fixed Assets	—		—
Forms & Printing	333.77		333.77
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	—		—
Office Expense	2,021.11		2,021.11
Postage	2,249.86		2,249.86
Prepaid Expenses	5,325.87		5,325.87
Prepaid Software ABS	2,129.94		2,129.94
Professional Fees-Ordinary Course	641.50		641.50
Rent	13,615.23		13,615.23
Repairs & Maintenance	2,071.00		2,071.00
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	691.19		691.19
Telephone	6,780.96		6,780.96
Temporary Agency Staff	90.24		90.24
Travel	—		—
Utilities	1,505.78		1,505.78
Interest to Finova	—
Payroll Paid TTG	76,553.96			76,553.96
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	17,829.24		17,829.24

Total Other Cash Disbursements	136,429.33	—	56,170.35	76,553.96	429.60	543.69	694.69	497.19	327.57	—	1,210.58	1.70

TOTAL ALL CASH DISBURSEMENTS	489,010.78	—	408,751.80	76,553.96	429.60	543.69	694.69	497.19	327.57	—	1,210.58	1.70

	323,806.84	—	—	—	39,468.38	30,306.91	39,243.46	35,868.40	32,132.08	32,219.43	39,462.00	75,106.18

Book Balance per bank rec.	323,806.84		—		39,468.38	30,306.91	39,243.46	35,868.40	32,132.08	32,219.43	39,462.00	75,106.18

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE	Case No.	03-13182
Monthly Court Report for
FED ID #

	Operating	Payroll	Other	Total
Beginning Cash Position	329,178.28	—	—	329,178.28

TICO Cash Collected	833,220.15	—	—	833,220.15
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	833,220.15	—	—	833,220.15

GENERAL LEDGER DEPOSITS AND TRANSFERS	(349,580.81)	—	—	(349,580.81)

Total Cash Receipts and Transfers	483,639.34	—	—	483,639.34

Cash Disbursements - Loans	—

Loan Proceeds Checks	340,153.84			340,153.84
Expenses related to Loans	12,427.61			12,427.61

Subtotal - Loans	352,581.45	—	—	352,581.45

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	3,705.02	—	—	3,705.02
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	884.66	—	—	884.66
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	333.77	—	—	333.77
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	2,021.11	—	—	2,021.11
Postage	2,249.86	—	—	2,249.86
Prepaid Expenses	5,325.87	—	—	5,325.87
Prepaid Software ABS	2,129.94	—	—	2,129.94
Professional Fees-Ordinary Course	641.50	—	—	641.50
Rent	13,615.23	—	—	13,615.23
Repairs & Maintenance	2,071.00	—	—	2,071.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	691.19	—	—	691.19
Telephone	6,780.96	—	—	6,780.96
Temporary Agency Staff	90.24	—	—	90.24
Travel	—	—	—	—
Utilities	1,505.78	—	—	1,505.78
Interest to Finova	—	—	—	—
Payroll Paid TTG	76,553.96	—	—	76,553.96
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	17,829.24	—	—	17,829.24

Total Other Cash Disbursements	136,429.33	—	—	136,429.33

TOTAL ALL CASH DISBURSEMENTS	489,010.78	—	—	489,010.78

	323,806.84	—	—	323,806.84

Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	137,939.60
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$137,939.60

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case # 03-13199	Case No. 03-13199
Monthly Court Report for	December-03
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

TICO Cash Collected	218,317.88	218,317.88			218,317.88	—	—	218,317.88
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	218,317.88	218,317.88	—	—	218,317.88	—	—	218,317.88

GENERAL LEDGER DEPOSITS AND TRANSFERS	(80,378.28)	(218,317.88)	115,383.91	22,555.69	(80,378.28)	—	—	(80,378.28)

Total Cash Receipts and Transfers	137,939.60	—	115,383.91	22,555.69	137,939.60	—	—	137,939.60

Cash Disbursements - Loans
Loan Proceeds Checks	101,043.90		101,043.90		101,043.90			101,043.90
Expenses related to Loans	1,170.23		1,170.23		1,170.23			1,170.23

Subtotal - Loans	102,214.13	—	102,214.13	—	102,214.13	—	—	102,214.13

Cash Disbursements - Other			—
Advertising	10.00		10.00		10.00			10.00
Bank Charges	—		—		—	—	—	—
Claims Funding*	—		—		—			—
Company Auto	—		—		—	—	—	—
Computer Costs	45.00		45.00		45.00	—	—	45.00
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	—		—		—	—	—	—
Fixed Assets	—		—		—	—	—	—
Forms & Printing	108.91		108.91		108.91	—	—	108.91
Insurance	—		—		—	—	—	—
Meals & Entertainment	—		—		—	—	—	—
Miscellaneous	—		—		—	—	—	—
Office Expense	947.52		947.52		947.52	—	—	947.52
Postage	177.01		177.01		177.01	—	—	177.01
Prepaid Expenses	—		—		—	—	—	—
Prepaid Software ABS	473.32		473.32		473.32	—	—	473.32
Professional Fees-Ordinary Course	32.50		32.50		32.50	—	—	32.50
Rent	5,581.67		5,581.67		5,581.67	—	—	5,581.67
Repairs & Maintenance	625.00		625.00		625.00	—	—	625.00
Roadgard	—		—		—	—	—	—
Seminars & Meetings	—		—		—	—	—	—
Taxes & Licenses	26.61		26.61		26.61	—	—	26.61
Telephone	2,191.51		2,191.51		2,191.51	—	—	2,191.51
Temporary Agency Staff	—		—		—	—	—	—
Travel	—		—		—	—	—	—
Utilities	—		—		—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	22,555.69			22,555.69	22,555.69	—	—	22,555.69
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	2,950.73		2,950.73		2,950.73	—	—	2,950.73

Total Other Cash Disbursements	35,725.47	—	13,169.78	22,555.69	35,725.47	—	—	35,725.47

TOTAL ALL CASH DISBURSEMENTS	137,939.60	—	115,383.91	22,555.69	137,939.60	—	—	137,939.60

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	666,753.32
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$666,753.32

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No. 03-13200	Case No. 03-13200
Monthly Court Report for	December-03
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1891797929	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	1,043,273.47	—	—	—	351,600.42	691,673.05	1,043,273.47	—	—	1,043,273.47

TICO Cash Collected	1,404,488.88					1,404,488.88	1,404,488.88	—	—	1,404,488.88
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,404,488.88	—	—	—	—	1,404,488.88	1,404,488.88	—	—	1,404,488.88

GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,286,523.55)		587,811.20	71,976.76	(170,543.70)	(1,775,767.81)	(1,286,523.55)	—	—	(1,286,523.55)

Total Cash Receipts and Transfers	117,965.33	—	587,811.20	71,976.76	(170,543.70)	(371,278.93)	117,965.33	—	—	117,965.33

Cash Disbursements - Loans
Loan Proceeds Checks	503,777.71		503,777.71				503,777.71	—	—	503,777.71
Expenses related to Loans	841.43		841.43				841.43	—	—	841.43

Subtotal - Loans	504,619.14	—	504,619.14	—	—	—	504,619.14	—	—	504,619.14

Cash Disbursements - Other
Advertising			85.00
Bank Charges	3,996.45		—			3,996.45	3,996.45	—	—	3,996.45
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	2,248.08		2,248.08				2,248.08	—	—	2,248.08
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	—		—				—	—	—	—
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	450.55		450.55				450.55	—	—	450.55
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	—		—				—	—	—	—
Office Expense	3,622.27		3,622.27				3,622.27	—	—	3,622.27
Postage	3,498.66		3,498.66				3,498.66	—	—	3,498.66
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	1,893.28		1,893.28				1,893.28	—	—	1,893.28
Professional Fees-Ordinary Course	569.50		569.50				569.50	—	—	569.50
Rent	10,154.74		10,154.74				10,154.74	—	—	10,154.74
Repairs & Maintenance	2,923.17		2,923.17				2,923.17	—	—	2,923.17
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	—		—				—	—	—	—
Telephone	8,899.71		8,899.71				8,899.71	—	—	8,899.71
Temporary Agency Staff	12,694.17		12,694.17				12,694.17	—	—	12,694.17
Travel	1,169.28		1,169.28				1,169.28	—	—	1,169.28
Utilities	2,546.08		2,546.08				2,546.08	—	—	2,546.08
Interest to Finova	—						—	—	—	—
Payroll Paid TTG	71,976.76			71,976.76			71,976.76	—	—	71,976.76
Payroll Paid SMC	—						—	—	—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—	—
Other	35,491.48		32,522.57			2,968.91	35,491.48	—	—	35,491.48

Total Other Cash Disbursements	162,134.18	—	83,192.06	71,976.76	—	6,965.36	162,134.18	—	—	162,134.18

TOTAL ALL CASH DISBURSEMENTS	666,753.32	—	587,811.20	71,976.76	—	6,965.36	666,753.32	—	—	666,753.32

	494,485.48	—	—	—	181,056.72	313,428.76	494,485.48	—	—	494,485.48

Book Balance per bank rec.	494,485.48				181,056.72	313,428.76

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	14,396.39
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$14,396.39

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case # 01-10583	03-13190	Case No. 03-13190
Monthly Court Report for	December-03
FED ID#	27-9200069

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Huntington 1892244879	Operating	Payroll	Other	Total
Beginning Cash Position	5,000.00				5,000.00	5,000.00	—	—	5,000.00

TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	14,436.37			14,436.37		—	14,436.37	—	14,436.37

Total Cash Receipts and Transfers	14,436.37	—	—	14,436.37	—	—	14,436.37	—	14,436.37

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	14,436.37			14,436.37		—	14,436.37	—	14,436.37
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	(39.98)				(39.98)	(39.98)	—	—	(39.98)

Total Other Cash Disbursements	14,396.39	—	—	14,436.37	(39.98)	(39.98)	14,436.37	—	14,396.39

TOTAL ALL CASH DISBURSEMENTS	14,396.39	—	—	14,436.37	(39.98)	(39.98)	14,436.37	—	14,396.39

	5,039.98	—	—	—	5,039.98	5,039.98	—	—	5,039.98

Book Balance per bank rec.	5,039.98	—	—	—	5,039.98

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,047,451.09
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,047,451.09

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI		Case No. 03-13201
Monthly Court Report for	December-03
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 19150560	Community 6720213	Corner- stone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999
Beginning Cash Position	667,849.88	—	—	—	38,762.78	34,076.08	37,053.71	38,464.55	33,461.03	32,533.08	36,945.74	49,949.90	39,175.67	31,877.31

TICO Cash Collected	1,566,198.03				82,222.63	68,708.23	93,581.13	80,058.02	52,791.17	93,837.55	92,567.01	78,079.29	70,494.50	70,792.51
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	1,566,198.03	—	—	—	82,222.63	68,708.23	93,581.13	80,058.02	52,791.17	93,837.55	92,567.01	78,079.29	70,494.50	70,792.51

GENERAL LEDGER DEPOSITS AND TRANSFERS	(499,312.66)		898,730.75	147,167.14	(77,993.97)	(65,546.24)	(87,219.07)	(82,504.32)	(57,428.53)	(83,223.72)	(88,739.85)	(94,454.23)	(76,921.58)	(73,456.90)

Total Cash Receipts and Transfers	1,066,885.37	—	898,730.75	147,167.14	4,228.66	3,161.99	6,362.06	(2,446.30)	(4,637.36)	10,613.83	3,827.16	(16,374.94)	(6,427.08)	(2,664.39)

Cash Disbursements - Loans
Loan Proceeds Checks	757,231.10		757,231.10
Expenses related to Loans	44,019.85		44,019.85

Subtotal - Loans	801,250.95	—	801,250.95	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—
Advertising	452.10		452.10
Bank Charges	1,553.20		—		184.12	68.92	62.94	49.00	35.04	1.86	1.20		19.90	50.49
Claims Funding*	—		—
Company Auto	—		—
Computer Costs	2,820.37		2,820.37
Dues And Subscriptions	—		—
Employee Reimbursements - collections exp	—		—
Equipment Rental	—		—
Fixed Assets	—		—
Forms & Printing	846.97		846.97
Insurance	—		—
Meals & Entertainment	—		—
Miscellaneous	—		—
Office Expense	6,617.94		6,617.94
Postage	5,357.96		5,357.96
Prepaid Expenses	—		—
Prepaid Software ABS	4,811.18		4,811.18
Professional Fees-Ordinary Course	1,835.10		1,835.10
Rent	23,728.30		23,728.30
Repairs & Maintenance	1,932.10		1,932.10
Roadgard	—		—
Seminars & Meetings	—		—
Taxes & Licenses	1,170.11		1,170.11
Telephone	15,080.72		15,080.72
Temporary Agency Staff	96.00		96.00
Travel	11.75		11.75
Utilities	3,375.55		3,375.55
Interest to Finova	—
Payroll Paid TTG	147,167.14			147,167.14
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	29,343.65		29,343.65

Total Other Cash Disbursements	246,200.14	—	97,479.80	147,167.14	184.12	68.92	62.94	49.00	35.04	1.86	1.20	—	19.90	50.49

TOTAL ALL CASH DISBURSEMENTS	1,047,451.09	—	898,730.75	147,167.14	184.12	68.92	62.94	49.00	35.04	1.86	1.20	—	19.90	50.49

	687,284.16	—	—	—	42,807.32	37,169.15	43,352.83	35,969.25	28,788.63	43,145.05	40,771.70	33,574.96	32,728.69	29,162.43

Book Balance per bank rec.	687,284.16				42,807.32	37,169.15	43,352.83	35,969.25	28,788.63	43,145.05	40,771.70	33,574.96	32,728.69	29,162.43

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201
Monthly Court Report for
FED ID#

	Peoples 35021025	Peoples 299227	Bancorp South 60359775	Planters 4800128504	Trustmark 8600130400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556	Operating	Payroll	Other	Total
Beginning Cash Position	—	38,832.34	46,089.51	30,627.95	30,168.11	52,726.69	29,252.96	28,247.54	39,604.93	667,849.88			667,849.88

TICO Cash Collected	87,558.47	87,574.52	101,595.72	51,023.45	71,975.12	125,825.42	81,473.06	59,077.02	116,963.21	1,566,198.03	—	—	1,566,198.03
SM Cash Collected										—	—	—	—
TIG Cash Collected										—	—	—	—
TPF Cash Collected										—	—	—	—
TCL Cash Collected										—	—	—	—
Other Income Collected										—	—	—	—

SUBTOTAL	87,558.47	87,574.52	101,595.72	51,023.45	71,975.12	125,825.42	81,473.06	59,077.02	116,963.21	1,566,198.03	—	—	1,566,198.03

GENERAL LEDGER DEPOSITS AND TRANSFERS	(87,558.47)	(89,156.63)	(99,218.01)	(52,957.10)	(67,659.48)	(121,721.95)	(74,847.67)	(55,919.66)	(108,683.17)	(499,312.66)	—	—	(499,312.66)

Total Cash Receipts and Transfers	1.00	(1,582.11)	2,377.71	(1,933.65)	4,315.64	4,103.47	6,625.39	3,157.36	8,280.04	1,066,885.37	—	—	1,066,885.37

Cash Disbursements - Loans
Loan Proceeds Checks										757,231.10	—	—	757,231.10
Expenses related to Loans										44,019.85	—	—	44,019.85

Subtotal - Loans		—	—	—	—	—	—	—	—	801,250.95	—	—	801,250.95

Cash Disbursements - Other
Advertising										452.10	—	—	452.10
Bank Charges			110.13	38.20	152.82	281.92	204.73	143.61	148.32	1,553.20	—	—	1,553.20
Claims Funding*										—	—	—	—
Company Auto										—	—	—	—
Computer Costs										2,820.37	—	—	2,820.37
Dues And Subscriptions										—	—	—	—
Employee Reimbursements - collections exp										—	—	—	—
Equipment Rental										—	—	—	—
Fixed Assets										—	—	—	—
Forms & Printing										846.97	—	—	846.97
Insurance										—	—	—	—
Meals & Entertainment										—	—	—	—
Miscellaneous										—	—	—	—
Office Expense										6,617.94	—	—	6,617.94
Postage										5,357.96	—	—	5,357.96
Prepaid Expenses										—	—	—	—
Prepaid Software ABS										4,811.18	—	—	4,811.18
Professional Fees-Ordinary Course										1,835.10	—	—	1,835.10
Rent										23,728.30	—	—	23,728.30
Repairs & Maintenance										1,932.10	—	—	1,932.10
Roadgard										—	—	—	—
Seminars & Meetings										—	—	—	—
Taxes & Licenses										1,170.11	—	—	1,170.11
Telephone										15,080.72	—	—	15,080.72
Temporary Agency Staff										96.00	—	—	96.00
Travel										11.75	—	—	11.75
Utilities										3,375.55	—	—	3,375.55
Interest to Finova										—	—	—	—
Payroll Paid TTG										147,167.14	—	—	147,167.14
Payroll Paid SMC										—	—	—	—
Restructuring Officer										—	—	—	—
Insurance Renewal										—	—	—	—
Voyager Payment										—	—	—	—
Pre-Filing Prepays										—	—	—	—
Deposit to Lender										—	—	—	—
US Trustee										—	—	—	—
Bankruptcy Professionals										—	—	—	—
Other										29,343.65	—	—	29,343.65

Total Other Cash Disbursements		—	110.13	38.20	152.82	281.92	204.73	143.61	148.32	246,200.14	—	—	246,200.14

TOTAL ALL CASH DISBURSEMENTS		—	110.13	38.20	152.82	281.92	204.73	143.61	148.32	1,047,451.09	—	—	1,047,451.09

		37,250.23	48,357.09	28,656.10	34,330.93	56,548.24	35,673.62	31,261.29	47,736.65	687,284.16	—	—	687,284.16

Book Balance per bank rec.		37,250.23	48,357.09	28,656.10	34,330.93	56,548.24	35,673.62	31,261.29	47,736.65

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	153,057.30
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$153,057.30

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No. 03-13203	Case No. 03-13203
Monthly Court Report for	December-03
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	BancorpSouth 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	104,704.63	—	—	—	36,789.31	35,859.63	32,055.69	104,704.63	—	—	104,704.63

TICO Cash Collected	263,503.64				84,988.03	91,284.83	87,230.78	263,503.64	—	—	263,503.64
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	263,503.64	—	—	—	84,988.03	91,284.83	87,230.78	263,503.64	—	—	263,503.64

GENERAL LEDGER DEPOSITS AND TRANSFERS	(118,341.34)		129,202.39	23,563.86	(88,380.12)	(89,573.78)	(93,153.69)	(118,341.34)	—	—	(118,341.34)

Total Cash Receipts and Transfers	145,162.30	—	129,202.39	23,563.86	(3,392.09)	1,711.05	(5,922.91)	145,162.30	—	—	145,162.30

Cash Disbursements - Loans								—
Loan Proceeds Checks	91,612.35		91,612.35					91,612.35	—	—	91,612.35
Expenses related to Loans	18,750.02		18,750.02					18,750.02	—	—	18,750.02

Subtotal - Loans	110,362.37	—	110,362.37	—	—	—	—	110,362.37	—	—	110,362.37

Cash Disbursements - Other								—
Advertising	—		—					—	—	—	—
Bank Charges	291.05		—		121.19		169.86	291.05	—	—	291.05
Claims Funding*	—		—					—	—	—	—
Company Auto	—		—					—	—	—	—
Computer Costs	828.42		828.42					828.42	—	—	828.42
Dues And Subscriptions	—		—					—	—	—	—
Employee Reimbursements - collections exp	—		—					—	—	—	—
Equipment Rental	—		—					—	—	—	—
Fixed Assets	—		—					—	—	—	—
Forms & Printing	—		—					—	—	—	—
Insurance	—		—					—	—	—	—
Meals & Entertainment	—		—					—	—	—	—
Miscellaneous	—		—					—	—	—	—
Office Expense	716.54		716.54					716.54	—	—	716.54
Postage	781.42		781.42					781.42	—	—	781.42
Prepaid Expenses	—		—					—	—	—	—
Prepaid Software ABS	709.98		709.98					709.98	—	—	709.98
Professional Fees-Ordinary Course	207.50		207.50					207.50	—	—	207.50
Rent	6,120.00		6,120.00					6,120.00	—	—	6,120.00
Repairs & Maintenance	505.00		505.00					505.00	—	—	505.00
Roadgard	—		—					—	—	—	—
Seminars & Meetings	—		—					—	—	—	—
Taxes & Licenses	10.48		10.48					10.48	—	—	10.48
Telephone	2,795.64		2,795.64					2,795.64	—	—	2,795.64
Temporary Agency Staff	—		—					—	—	—	—
Travel	54.56		54.56					54.56	—	—	54.56
Utilities	727.48		727.48					727.48	—	—	727.48
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	23,563.86			23,563.86				23,563.86	—	—	23,563.86
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
Other	5,383.00		5,383.00					5,383.00	—	—	5,383.00

Total Other Cash Disbursements	42,694.93	—	18,840.02	23,563.86	121.19	—	169.86	42,694.93	—	—	42,694.93

TOTAL ALL CASH DISBURSEMENTS	153,057.30	—	129,202.39	23,563.86	121.19	—	169.86	153,057.30	—	—	153,057.30

	96,809.63	—	—	—	33,276.03	37,570.68	25,962.92	96,809.63	—	—	96,809.63

Book Balance per bank rec.	96,809.63				33,276.03	37,570.68	25,962.92

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case # 03-13197	Case No. 03-13197
Monthly Court Report for	December-03
FED ID#	62-1720278

	Consolidated Totals	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—

SUBTOTAL	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—	—
Claims Funding*	—
Company Auto	—	—	—	—	—
Computer Costs	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Office Expense	—	—	—	—	—
Postage	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—
Rent	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	—	—	—	—	—
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Voyager Payment	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Deposit to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case # 03-13198	Case No. 03-13198
Monthly Court Report for	December-03
FED ID#	57-1111184

	Consolidated Totals	Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—

SUBTOTAL	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—	—	—	—
Claims Funding*
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		—	—	—	—
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		—	—	—	—
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		—	—	—	—
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		—	—	—	—
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for	December-03
FED ID#	31-0819992

	Consolidated Totals	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—

SUBTOTAL	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—	—
Claims Funding*	—
Company Auto	—	—	—	—	—
Computer Costs	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Office Expense	—	—	—	—	—
Postage	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—
Rent	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	—	—	—	—	—
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Voyager Payment	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Deposit to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No. —
Monthly Court Report for	December-03
FED ID#

	Consolidated Totals	Covington Credit- OK 03- 13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03- 13205	Operating	Payroll	Other	Total

Beginning Cash Position	1,734,782.50	66,473.53	411,422.10	508,235.95	40,855.45	—	157,521.81	550,273.66	1,734,782.50	—	—	1,734,782.50

TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,427,592.29	194,280.17	1,772,765.33	2,396,404.24	157,100.94	1,886,035.86	519,350.40	1,501,655.35	8,427,592.29	—	—	8,427,592.29
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	8,427,592.29	194,280.17	1,772,765.33	2,396,404.24	157,100.94	1,886,035.86	519,350.40	1,501,655.35	8,427,592.29	—	—	8,427,592.29

	—	—	—	—	—	—	—	—	(1,610,354.24)	1,610,354.24	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	3,161,768.84	97,080.98	1,013,898.87	451,146.28	1,590,663.18	(353,995.81)	532,829.70	(169,854.36)	3,161,768.84	—	—	3,161,768.84

Total Cash Receipts and Transfers	11,589,361.13	291,361.15	2,786,664.20	2,847,550.52	1,747,764.12	1,532,040.05	1,052,180.10	1,331,800.99	9,979,006.89	1,610,354.24	—	11,589,361.13

Cash Disbursements - Loans		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,618,970.32	209,599.26	1,999,409.48	1,718,832.62	920,550.68	985,642.07	784,936.21	—	6,618,970.32			6,618,970.32
Expenses related to Loans	259,645.88	7,015.69	54,103.05	51,571.77	77,245.40	33,371.50	36,338.47	—	259,645.88			259,645.88

Subtotal - Loans	6,878,616.20	216,614.95	2,053,512.53	1,770,404.39	997,796.08	1,019,013.57	821,274.68	—	6,878,616.20			6,878,616.20

Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	299,552.36	5,328.56	65,025.30	29,178.99	11,161.71	18,242.18	11,411.43	159,204.19	299,552.36			299,552.36
Bank Charges	2,292.76	119.84	—	2,026.83	119.86	—	—	26.23	2,292.76	—	—	2,292.76
Claims Funding*	187,519.17	1,233.74	31,198.45	46,921.76	52,926.04	26,139.79	3,547.04	25,552.35	187,519.17			187,519.17
Company Auto	3,617.61	23.65	151.46	115.05	217.96	111.54	339.81	2,658.14	3,617.61	—	—	3,617.61
Computer Costs	2,880.98	—	—	—	—	—	—	2,880.98	2,880.98	—	—	2,880.98
Dues And Subscriptions	6,773.67	3,600.00	150.00	139.42	2,572.25	—	—	312.00	6,773.67	—	—	6,773.67
Employee Reimbursements - collections exp	33,199.68	719.50	11,136.90	9,181.50	4,812.50	5,215.25	2,134.03	—	33,199.68	—	—	33,199.68
Equipment Rental	1,842.02	—	—	—	—	—	—	1,842.02	1,842.02	—	—	1,842.02
Fixed Assets	8,097.65	—	767.00	516.40	1,570.53	929.34	—	4,314.38	8,097.65	—	—	8,097.65
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—	—
Insurance	40,116.56	783.12	6,117.70	6,609.26	3,391.43	3,386.80	2,859.61	16,968.64	40,116.56	—	—	40,116.56
Meals & Entertainment	3,433.31	4.31	—	432.14	485.19	422.28	194.94	1,894.45	3,433.31	—	—	3,433.31
Miscellaneous	36,031.80	1,320.99	8,866.38	6,795.34	3,357.30	4,485.64	5,559.80	5,646.35	36,031.80	—	—	36,031.80
Office Expense	67,213.27	2,378.91	22,086.75	14,933.47	9,615.65	10,536.89	4,158.64	3,502.96	67,213.27	—	—	67,213.27
Postage	6,597.76	—	274.17	3.69	3.87	—	—	6,316.03	6,597.76	—	—	6,597.76
Prepaid Expenses	18,407.53	267.97	222.20	1,437.46	—	31.14	—	16,448.76	18,407.53	—	—	18,407.53
Prepaid Software ABS	18,640.02	709.98	6,153.16	4,376.55	2,603.26	2,721.29	1,538.29	537.49	18,640.02	—	—	18,640.02
Professional Fees-Ordinary Course	9,551.88	—	—	583.76	—	—	—	8,968.12	9,551.88	—	—	9,551.88
Rent	167,997.32	5,220.31	51,787.81	34,805.67	24,123.28	20,589.46	16,181.28	15,289.51	167,997.32	—	—	167,997.32
Repairs & Maintenance	3,566.31	—	57.54	2,092.41	390.48	624.88	—	401.00	3,566.31	—	—	3,566.31
Roadgard	14,710.65	—	—	—	14,710.65	—	—	—	14,710.65	—	—	14,710.65
Seminars & Meetings	6,078.92	—	69.79	704.38	2,183.36	365.59	1,627.70	1,128.10	6,078.92	—	—	6,078.92
Taxes & Licenses	36,270.63	—	24,629.86	1,503.89	7,994.86	17.85	61.61	2,062.56	36,270.63	—	—	36,270.63
Telephone	112,007.63	3,347.54	21,404.16	30,388.33	17,134.71	17,195.30	12,606.68	9,930.91	112,007.63	—	—	112,007.63
Temporary Agency Staff	30,200.95	—	3,142.49	3,347.69	1,550.00	1,672.86	717.65	19,770.26	30,200.95	—	—	30,200.95
Travel	3,760.42	—	726.75	826.23	1,337.80	199.62	594.20	75.82	3,760.42	—	—	3,760.42
Utilities	33,668.06	917.86	9,209.39	8,894.38	5,021.05	6,455.23	3,170.15	—	33,668.06	—	—	33,668.06
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,610,354.24	40,088.53	424,251.80	398,327.14	216,041.57	194,417.84	129,992.55	207,234.81	—	1,610,354.24	—	1,610,354.24
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Voyager Payment	938,538.85	—	—	368,593.77	368,999.90	199,265.71	1,679.47	—	938,538.85	—	—	938,538.85
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	20,228.38	—	—	—	—	—	—	20,228.38	20,228.38	—	—	20,228.38

Total Other Cash Disbursements	3,723,150.39	66,064.81	687,429.06	972,735.51	752,325.21	513,026.48	198,374.88	533,194.44	2,112,796.15	1,610,354.24	—	3,723,150.39

TOTAL ALL CASH DISBURSEMENTS	10,601,766.59	282,679.76	2,740,941.59	2,743,139.90	1,750,121.29	1,532,040.05	1,019,649.56	533,194.44	8,991,412.35	1,610,354.24	—	10,601,766.59

	2,722,377.04	75,154.92	457,144.71	612,646.57	38,498.28	—	190,052.35	1,348,880.21	2,722,377.04	—	—	2,722,377.04

Book Balance per bank rec.	2,722,377.04	75,154.92	457,144.71	612,646.57	38,498.28	—	190,052.35	1,348,880.21

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	December-03	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(1,443,199.33)	—	—	—	—	—		(1,443,199.33)

TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	10,432,345.15	242,471.39	2,316,689.79	2,342,785.93	1,533,959.86	1,337,622.21	889,657.01	1,769,158.96
OUTSTANDING CHECKS AS OF 11/30	—					—
Account # 2000014825127	(683,610.18)							(683,610.18)
Account # 2079900430903	(193,336.46)							(193,336.46)
Deposits in Transit	14,027.80							14,027.80

Total Cash Receipts and Transfers	9,569,426.31	242,471.39	2,316,689.79	2,342,785.93	1,533,959.86	1,337,622.21	889,657.01	906,240.12

Cash Disbursements - Loans
Loan Proceeds Checks	6,618,970.32	209,599.26	1,999,409.48	1,718,832.62	920,550.68	985,642.07	784,936.21
Expenses related to Loans	259,645.88	7,015.69	54,103.05	51,571.77	77,245.40	33,371.50	36,338.47

Subtotal - Loans	6,878,616.20	216,614.95	2,053,512.53	1,770,404.39	997,796.08	1,019,013.57	821,274.68	—

Cash Disbursements - Other
Advertising	299,552.36	5,328.56	65,025.30	29,178.99	11,161.71	18,242.18	11,411.43	159,204.19
Bank Charges	26.23	—	—	—	—	—	—	26.23
Claims Funding*	187,519.17	1,233.74	31,198.45	46,921.76	52,926.04	26,139.79	3,547.04	25,552.35
Company Auto	3,617.61	23.65	151.46	115.05	217.96	111.54	339.81	2,658.14
Computer Costs	2,880.98	—	—	—	—	—	—	2,880.98
Dues And Subscriptions	6,773.67	3,600.00	150.00	139.42	2,572.25	—	—	312.00
Employee Reimbursements - collections exp	33,199.68	719.50	11,136.90	9,181.50	4,812.50	5,215.25	2,134.03	—
Equipment Rental	1,842.02	—	—	—	—	—	—	1,842.02
Fixed Assets	8,097.65	—	767.00	516.40	1,570.53	929.34	—	4,314.38
Forms & Printing	—	—	—	—	—	—	—	—
Insurance	40,116.56	783.12	6,117.70	6,609.26	3,391.43	3,386.80	2,859.61	16,968.64
Meals & Entertainment	3,433.31	4.31	—	432.14	485.19	422.28	194.94	1,894.45
Miscellaneous	36,031.80	1,320.99	8,866.38	6,795.34	3,357.30	4,485.64	5,559.80	5,646.35
Office Expense	67,213.27	2,378.91	22,086.75	14,933.47	9,615.65	10,536.89	4,158.64	3,502.96
Postage	6,597.76	—	274.17	3.69	3.87	—	—	6,316.03
Prepaid Expenses	18,407.53	267.97	222.20	1,437.46	—	31.14	—	16,448.76
Prepaid Software ABS	18,640.02	709.98	6,153.16	4,376.55	2,603.26	2,721.29	1,538.29	537.49
Professional Fees-Ordinary Course	9,551.88	—	—	583.76	—	—	—	8,968.12
Rent	167,997.32	5,220.31	51,787.81	34,805.67	24,123.28	20,589.46	16,181.28	15,289.51
Repairs & Maintenance	3,566.31	—	57.54	2,092.41	390.48	624.88	—	401.00
Roadgard	14,710.65	—	—	—	14,710.65	—	—	—
Seminars & Meetings	6,078.92	—	69.79	704.38	2,183.36	365.59	1,627.70	1,128.10
Taxes & Licenses	36,270.63	—	24,629.86	1,503.89	7,994.86	17.85	61.61	2,062.56
Telephone	112,007.63	3,347.54	21,404.16	30,388.33	17,134.71	17,195.30	12,606.68	9,930.91
Temporary Agency Staff	30,200.95	—	3,142.49	3,347.69	1,550.00	1,672.86	717.65	19,770.26
Travel	3,760.42	—	726.75	826.23	1,337.80	199.62	594.20	75.82
Utilities	33,668.06	917.86	9,209.39	8,894.38	5,021.05	6,455.23	3,170.15	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	—
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	938,538.85			368,593.77	368,999.90	199,265.71	1,679.47
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	20,228.38							20,228.38

Total Other Cash Disbursements	2,110,529.62	25,856.44	263,177.26	572,381.54	536,163.78	318,608.64	68,382.33	325,959.63

TOTAL ALL CASH DISBURSEMENTS	8,989,145.82	242,471.39	2,316,689.79	2,342,785.93	1,533,959.86	1,337,622.21	889,657.01	325,959.63

	(862,918.84)	—	—	—	—	—	—	(862,918.84)

Book Balance per bank rec.		—	—		—	—		(862,918.84)

In re:	Case No.		03-13204
Thaxton Investment Corporation		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No. 03-13204	Case No. 03-13204
Monthly Court Report for	December-03
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—							—	—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—							—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—	—						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	282,679.76
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$282,679.76

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No. 03-13208	Case No. 03-13208
Monthly Court Report for	December-03
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	Superior 570344986	Operating	Payroll	Other	Total
Beginning Cash Position	66,473.53	10,478.34	10,540.18	10,398.15	10,692.41	—	—	11,543.73	12,820.72	66,473.53	—	—	66,473.53

TICO Cash Collected	—									—	—	—	—
SM Cash Collected	194,280.17	27,584.97	33,242.37	24,408.07	32,008.49			37,806.09	39,230.18	194,280.17	—	—	194,280.17
TIG Cash Collected	—									—	—	—	—
TPF Cash Collected	—									—	—	—	—
TCL Cash Collected	—									—	—	—	—
Other Income Collected	—									—	—	—	—

SUBTOTAL	194,280.17	27,584.97	33,242.37	24,408.07	32,008.49	—	—	37,806.09	39,230.18	194,280.17	—	—	194,280.17

GENERAL LEDGER DEPOSITS AND TRANSFERS	97,080.98	(20,740.71)	(30,370.92)	(25,278.80)	(30,553.51)	242,471.39	40,088.53	(37,900.09)	(40,634.91)	97,080.98	—	—	97,080.98

Total Cash Receipts and Transfers	291,361.15	6,844.26	2,871.45	(870.73)	1,454.98	242,471.39	40,088.53	(94.00)	(1,404.73)	251,272.62	40,088.53	—	291,361.15

Cash Disbursements - Loans										—	—		—
Loan Proceeds Checks	209,599.26					209,599.26				209,599.26	—		209,599.26
Expenses related to Loans	7,015.69					7,015.69				7,015.69	—		7,015.69

Subtotal - Loans	216,614.95	—	—	—	—	216,614.95	—	—	—	216,614.95	—	—	216,614.95

Cash Disbursements - Other	—									—	—		—
Advertising	5,328.56					5,328.56				5,328.56	—		5,328.56
Bank Charges	119.84	17.00	23.12	18.40	32.32	—		3.00	26.00	119.84	—	—	119.84
Claims Funding*	1,233.74					1,233.74				1,233.74	—		1,233.74
Company Auto	23.65					23.65				23.65	—	—	23.65
Computer Costs	—					—				—	—	—	—
Dues And Subscriptions	3,600.00					3,600.00				3,600.00	—	—	3,600.00
Employee Reimbursements - collections exp	719.50					719.50				719.50	—	—	719.50
Equipment Rental	—					—				—	—	—	—
Fixed Assets	—					—				—	—	—	—
Forms & Printing	—					—				—	—	—	—
Insurance	783.12					783.12				783.12	—	—	783.12
Meals & Entertainment	4.31					4.31				4.31	—	—	4.31
Miscellaneous	1,320.99					1,320.99				1,320.99	—	—	1,320.99
Office Expense	2,378.91					2,378.91				2,378.91	—	—	2,378.91
Postage	—					—				—	—	—	—
Prepaid Expenses	267.97					267.97				267.97	—	—	267.97
Prepaid Software ABS	709.98					709.98				709.98	—	—	709.98
Professional Fees-Ordinary Course	—					—				—	—	—	—
Rent	5,220.31					5,220.31				5,220.31	—	—	5,220.31
Repairs & Maintenance	—					—				—	—	—	—
Roadgard	—					—				—	—	—	—
Seminars & Meetings	—					—				—	—	—	—
Taxes & Licenses	—					—				—	—	—	—
Telephone	3,347.54					3,347.54				3,347.54	—	—	3,347.54
Temporary Agency Staff	—					—				—	—	—	—
Travel	—					—				—	—	—	—
Utilities	917.86					917.86				917.86	—	—	917.86
Interest to Finova	—					—				—	—	—	—
Payroll Paid TTG	—					—				—	—	—	—
Payroll Paid SMC	40,088.53					—	40,088.53			—	40,088.53	—	40,088.53
Restructuring Officer	—					—				—	—	—	—
Insurance Renewal	—					—				—	—	—	—
Voyager Payment	—					—				—	—	—	—
Pre-Filing Prepays	—					—				—	—	—	—
Deposit to Lender	—					—				—	—	—	—
US Trustee	—					—				—	—	—	—
Bankruptcy Professionals	—					—				—	—	—	—
Other	—					—				—	—	—	—

Total Other Cash Disbursements	66,064.81	17.00	23.12	18.40	32.32	25,856.44	40,088.53	3.00	26.00	25,976.28	40,088.53	—	66,064.81

TOTAL ALL CASH DISBURSEMENTS	282,679.76	17.00	23.12	18.40	32.32	242,471.39	40,088.53	3.00	26.00	242,591.23	40,088.53	—	282,679.76

	75,154.92	17,305.60	13,388.51	9,509.02	12,115.07	—	—	11,446.73	11,389.99	75,154.92	—	—	75,154.92

Book Balance per bank rec.	75,154.92	17,305.60	13,388.51	9,509.02	12,115.07			11,446.73	11,389.99

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,743,139.90
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,743,139.90

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case # 03-13212	Case No. 03-13212
Monthly Court Report for	December-03
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041

Beginning Cash Position	508,235.95	17,564.22	12,862.93	229,733.53	15,704.52	—	—	8,644.47

TICO Cash Collected	—
SM Cash Collected	2,396,404.24	57,206.65	56,723.82	1,887,980.59	96,903.48			61,213.81
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,396,404.24	57,206.65	56,723.82	1,887,980.59	96,903.48	—	—	61,213.81

GENERAL LEDGER DEPOSITS AND TRANSFERS	451,146.28	(57,232.89)	(57,675.86)	(1,790,241.71)	(7,017.14)	2,342,785.93	398,327.14	(1,758.13)

Total Cash Receipts and Transfers	2,847,550.52	(26.24)	(952.04)	97,738.88	89,886.34	2,342,785.93	398,327.14	59,455.68

Cash Disbursements - Loans
Loan Proceeds Checks	1,718,832.62					1,718,832.62
Expenses related to Loans	51,571.77					51,571.77

Subtotal - Loans	1,770,404.39					1,770,404.39

Cash Disbursements - Other
Advertising	29,178.99					29,178.99
Bank Charges	2,026.83					—
Claims Funding*	46,921.76					46,921.76
Company Auto	115.05					115.05
Computer Costs	—					—
Dues And Subscriptions	139.42					139.42
Employee Reimbursements - collections exp	9,181.50					9,181.50
Equipment Rental	—					—
Fixed Assets	516.40					516.40
Forms & Printing	—					—
Insurance	6,609.26					6,609.26
Meals & Entertainment	432.14					432.14
Miscellaneous	6,795.34					6,795.34
Office Expense	14,933.47					14,933.47
Postage	3.69					3.69
Prepaid Expenses	1,437.46					1,437.46
Prepaid Software ABS	4,376.55					4,376.55
Professional Fees-Ordinary Course	583.76					583.76
Rent	34,805.67					34,805.67
Repairs & Maintenance	2,092.41					2,092.41
Roadgard	—					—
Seminars & Meetings	704.38					704.38
Taxes & Licenses	1,503.89					1,503.89
Telephone	30,388.33					30,388.33
Temporary Agency Staff	3,347.69					3,347.69
Travel	826.23					826.23
Utilities	8,894.38					8,894.38
Interest to Finova	—					—
Payroll Paid TTG	—					—
Payroll Paid SMC	398,327.14					—	398,327.14
Restructuring Officer	—					—
Insurance Renewal	—					—
Voyager Payment	368,593.77					368,593.77
Pre-Filing Prepays	—					—
Deposit to Lender	—					—
US Trustee	—					—
Bankruptcy Professionals	—					—
Other	—					—

Total Other Cash Disbursements	972,735.51	—	—	—	—	572,381.54	398,327.14	—

TOTAL ALL CASH DISBURSEMENTS	2,743,139.90	—	—	—	—	2,342,785.93	398,327.14	—

	612,646.57	17,537.98	11,910.89	327,472.41	105,590.86	—	—	68,100.15

Book Balance per bank rec.	612,646.57	17,537.98	11,910.89	327,472.41	105,590.86			68,100.15

	South Carolina Bank and Trust 270002058	First Citizens 480031102101	Palmetto Bank 11055855	Operating	Payroll	Other	Total

Beginning Cash Position	7,686.61	190,662.75	25,376.92	508,235.95	—	—	508,235.95

TICO Cash Collected				—	—	—	—
SM Cash Collected	53,615.40	103.05	182,657.44	2,396,404.24	—	—	2,396,404.24
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	53,615.40	103.05	182,657.44	2,396,404.24	—	—	2,396,404.24

GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,402.31)	(189,418.97)	(181,219.78)	52,819.14	398,327.14	—	451,146.28

Total Cash Receipts and Transfers	48,213.09	(189,315.92)	1,437.66	2,449,223.38	398,327.14	—	2,847,550.52

Cash Disbursements - Loans				—
Loan Proceeds Checks				1,718,832.62			1,718,832.62
Expenses related to Loans				51,571.77			51,571.77

Subtotal - Loans				1,770,404.39			1,770,404.39

Cash Disbursements - Other				—
Advertising				29,178.99			29,178.99
Bank Charges		2,026.83		2,026.83	—	—	2,026.83
Claims Funding*				46,921.76			46,921.76
Company Auto				115.05	—	—	115.05
Computer Costs				—	—	—	—
Dues And Subscriptions				139.42	—	—	139.42
Employee Reimbursements - collections exp				9,181.50	—	—	9,181.50
Equipment Rental				—	—	—	—
Fixed Assets				516.40	—	—	516.40
Forms & Printing				—	—	—	—
Insurance				6,609.26	—	—	6,609.26
Meals & Entertainment				432.14	—	—	432.14
Miscellaneous				6,795.34	—	—	6,795.34
Office Expense				14,933.47	—	—	14,933.47
Postage				3.69	—	—	3.69
Prepaid Expenses				1,437.46	—	—	1,437.46
Prepaid Software ABS				4,376.55	—	—	4,376.55
Professional Fees-Ordinary Course				583.76	—	—	583.76
Rent				34,805.67	—	—	34,805.67
Repairs & Maintenance				2,092.41	—	—	2,092.41
Roadgard				—	—	—	—
Seminars & Meetings				704.38	—	—	704.38
Taxes & Licenses				1,503.89	—	—	1,503.89
Telephone				30,388.33	—	—	30,388.33
Temporary Agency Staff				3,347.69	—	—	3,347.69
Travel				826.23	—	—	826.23
Utilities				8,894.38	—	—	8,894.38
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				—	398,327.14	—	398,327.14
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				368,593.77	—	—	368,593.77
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	2,026.83	—	972,735.51	—	—	972,735.51

TOTAL ALL CASH DISBURSEMENTS	—	2,026.83	—	2,344,812.76	398,327.14	—	2,743,139.90

	55,899.70	(680.00)	26,814.58	612,646.57	—	—	612,646.57

Book Balance per bank rec.	55,899.70	(680.00)	26,814.58

61

In re:	Case No.		03-13211
Covington Credit of Texas, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,740,941.59
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,740,941.59

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case # 03-13211
Monthly Court Report for	December-03
FED ID#	57-1002963

	Consolidated Totals	1st Commerce Bank 350188	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488
Beginning Cash Position	411,422.10	10,568.04	16,569.56	11,703.92	26,912.15	15,613.72	17,554.44

TICO Cash Collected	—
SM Cash Collected	1,772,765.33	40,948.20	37,402.22	51,271.59	38,920.18	67,732.23	36,884.59
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	1,772,765.33	40,948.20	37,402.22	51,271.59	38,920.18	67,732.23	36,884.59

GENERAL LEDGER DEPOSITS AND TRANSFERS	1,013,898.87	(40,641.31)	(37,130.38)	(52,126.07)	(38,025.91)	(66,766.51)	(38,760.71)

Total Cash Receipts and Transfers	2,786,664.20	306.89	271.84	(854.48)	894.27	965.72	(1,876.12)

Cash Disbursements - Loans
Loan Proceeds Checks	1,999,409.48
Expenses related to Loans	54,103.05

Subtotal - Loans	2,053,512.53	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	65,025.30
Bank Charges	—				—
Claims Funding*	31,198.45
Company Auto	151.46
Computer Costs	—
Dues And Subscriptions	150.00
Employee Reimbursements - collections exp	11,136.90
Equipment Rental	—
Fixed Assets	767.00
Forms & Printing	—
Insurance	6,117.70
Meals & Entertainment	—
Miscellaneous	8,866.38
Office Expense	22,086.75
Postage	274.17
Prepaid Expenses	222.20
Prepaid Software ABS	6,153.16
Professional Fees-Ordinary Course	—
Rent	51,787.81
Repairs & Maintenance	57.54
Roadgard	—
Seminars & Meetings	69.79
Taxes & Licenses	24,629.86
Telephone	21,404.16
Temporary Agency Staff	3,142.49
Travel	726.75
Utilities	9,209.39
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	424,251.80
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	687,429.06	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,740,941.59	—	—	—	—	—	—

	457,144.71	10,874.93	16,841.40	10,849.44	27,806.42	16,579.44	15,678.32

Book Balance per bank rec.	457,144.71	10,874.93	16,841.40	10,849.44	27,806.42	16,579.44	15,678.32

	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979
Beginning Cash Position	13,920.44	14,083.10	22,692.43	14,083.77	10,644.17	15,185.53

TICO Cash Collected
SM Cash Collected	38,873.19	32,895.27	427,889.57	42,983.19	31,913.97	40,628.57
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	38,873.19	32,895.27	427,889.57	42,983.19	31,913.97	40,628.57

GENERAL LEDGER DEPOSITS AND TRANSFERS	(39,088.16)	(35,066.36)	(380,811.60)	(45,139.97)	(32,256.23)	(41,722.83)

Total Cash Receipts and Transfers	(214.97)	(2,171.09)	47,077.97	(2,156.78)	(342.26)	(1,094.26)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—

	13,705.47	11,912.01	69,770.40	11,926.99	10,301.91	14,091.27

Book Balance per bank rec.	13,705.47	11,912.01	69,770.40	11,926.99	10,301.91	14,091.27

	Prosperity Bank 2794981	Prosperity Bank 2795011
Beginning Cash Position	10,500.43	11,758.75

TICO Cash Collected
SM Cash Collected	26,807.80	42,281.25
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	26,807.80	42,281.25

GENERAL LEDGER DEPOSITS AND TRANSFERS	(26,259.74)	(42,423.81)

Total Cash Receipts and Transfers	548.06	(142.56)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—

	11,048.49	11,616.19

Book Balance per bank rec.	11,048.49	11,616.19

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Prosperity Bank 2795791	Prosperity Bank 75137494	Texas State Bank 51138468	Texas State Bank 52003507	Texas State Bank 53016939	Texas State Bank 90776378	Union Planter’s Bank 064002280	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659
Beginning Cash Position	11,839.25	12,106.08	10,710.01	10,961.97	14,937.14	12,439.28	—	15,133.28	—	—	7,162.16	10,706.89	9,907.80

TICO Cash Collected	—
SM Cash Collected	41,924.89	26,956.36	31,499.45	37,538.59	35,628.54	44,610.24		46,075.92			46,774.28	37,516.52	27,250.32
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected	—
Other Income Collected

SUBTOTAL	41,924.89	26,956.36	31,499.45	37,538.59	35,628.54	44,610.24	—	46,075.92	—	—	46,774.28	37,516.52	27,250.32

GENERAL LEDGER DEPOSITS AND TRANSFERS	(44,439.29)	(28,599.94)	(31,860.65)	(39,210.66)	(37,425.40)	(46,895.97)		(46,538.94)	2,316,689.79	424,251.80	(46,973.65)	(38,996.22)	(28,418.84)

Total Cash Receipts and Transfers	(2,514.40)	(1,643.58)	(361.20)	(1,672.07)	(1,796.86)	(2,285.73)	—	(463.02)	2,316,689.79	424,251.80	(199.37)	(1,479.70)	(1,168.52)

Cash Disbursements - Loans
Loan Proceeds Checks									1,999,409.48
Expenses related to Loans									54,103.05

Subtotal - Loans	—	—	—	—	—	—	—	—	2,053,512.53	—	—	—	—

Cash Disbursements - Other
Advertising									65,025.30
Bank Charges									—
Claims Funding*									31,198.45
Company Auto									151.46
Computer Costs									—
Dues And Subscriptions									150.00
Employee Reimbursements - collections exp									11,136.90
Equipment Rental									—
Fixed Assets									767.00
Forms & Printing									—
Insurance									6,117.70
Meals & Entertainment									—
Miscellaneous									8,866.38
Office Expense									22,086.75
Postage									274.17
Prepaid Expenses									222.20
Prepaid Software ABS									6,153.16
Professional Fees-Ordinary Course									—
Rent									51,787.81
Repairs & Maintenance									57.54
Roadgard									—
Seminars & Meetings									69.79
Taxes & Licenses									24,629.86
Telephone									21,404.16
Temporary Agency Staff									3,142.49
Travel									726.75
Utilities									9,209.39
Interest to Finova									—
Payroll Paid TTG									—
Payroll Paid SMC										424,251.80
Restructuring Officer									—
Insurance Renewal									—
Voyager Payment									—
Pre-Filing Prepays									—
Deposit to Lender									—
US Trustee									—
Bankruptcy Professionals									—
Other									—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	263,177.26	424,251.80	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	2,316,689.79	424,251.80	—	—	—

	9,324.85	10,462.50	10,348.81	9,289.90	13,140.28	10,153.55	—	14,670.26	—	—	6,962.79	9,227.19	8,739.28

Book Balance per bank rec.	9,324.85	10,462.50	10,348.81	9,289.90	13,140.28	10,153.55		14,670.26			6,962.79	9,227.19	8,739.28

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First Community 381959	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	9,458.80	9,919.68	13,920.44	9,984.09	40,448.78	411,422.10	—	—	411,422.10

TICO Cash Collected						—	—	—	—
SM Cash Collected	34,265.78	21,519.03	46,074.81	44,200.42	293,498.36	1,772,765.33	—	—	1,772,765.33
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	34,265.78	21,519.03	46,074.81	44,200.42	293,498.36	1,772,765.33	—	—	1,772,765.33

GENERAL LEDGER DEPOSITS AND TRANSFERS	(33,383.83)	(21,786.75)	(49,268.23)	(44,851.85)	(272,172.91)	589,647.07	424,251.80	—	1,013,898.87

Total Cash Receipts and Transfers	881.95	(267.72)	(3,193.42)	(651.43)	21,325.45	2,362,412.40	424,251.80	—	2,786,664.20

Cash Disbursements - Loans							—
Loan Proceeds Checks						1,999,409.48	—		1,999,409.48
Expenses related to Loans						54,103.05	—		54,103.05

Subtotal - Loans	—	—	—	—	—	2,053,512.53	—	—	2,053,512.53

Cash Disbursements - Other							—
Advertising						65,025.30	—	—	65,025.30
Bank Charges		—				—	—	—	—
Claims Funding*						31,198.45	—		31,198.45
Company Auto						151.46	—	—	151.46
Computer Costs						—	—	—	—
Dues And Subscriptions						150.00	—	—	150.00
Employee Reimbursements - collections exp						11,136.90	—	—	11,136.90
Equipment Rental						—	—	—	—
Fixed Assets						767.00	—	—	767.00
Forms & Printing						—	—	—	—
Insurance						6,117.70	—	—	6,117.70
Meals & Entertainment						—	—	—	—
Miscellaneous						8,866.38	—	—	8,866.38
Office Expense						22,086.75	—	—	22,086.75
Postage						274.17	—	—	274.17
Prepaid Expenses						222.20	—	—	222.20
Prepaid Software ABS						6,153.16	—	—	6,153.16
Professional Fees-Ordinary Course						—	—	—	—
Rent						51,787.81	—	—	51,787.81
Repairs & Maintenance						57.54	—	—	57.54
Roadgard						—	—	—	—
Seminars & Meetings						69.79	—	—	69.79
Taxes & Licenses						24,629.86	—	—	24,629.86
Telephone						21,404.16	—	—	21,404.16
Temporary Agency Staff						3,142.49	—	—	3,142.49
Travel						726.75	—	—	726.75
Utilities						9,209.39	—	—	9,209.39
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	424,251.80	—	424,251.80
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	263,177.26	424,251.80	—	687,429.06

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	2,316,689.79	424,251.80	—	2,740,941.59

	10,340.75	9,651.96	10,727.02	9,332.66	61,774.23	457,144.71	—	—	457,144.71

Book Balance per bank rec.	10,340.75	9,651.96	10,727.02	9,332.66	61,774.23

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,532,040.05
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,532,040.05

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		Case # 03-13213	Case No. 03-13213
Monthly Court Report for	December-03
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	1,886,035.86	1,886,035.86			1,886,035.86	—	—	1,886,035.86
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,886,035.86	1,886,035.86	—	—	1,886,035.86	—	—	1,886,035.86

GENERAL LEDGER DEPOSITS AND TRANSFERS	(353,995.81)	(1,886,035.86)	1,337,622.21	194,417.84	(548,413.65)	194,417.84	—	(353,995.81)

Total Cash Receipts and Transfers	1,532,040.05	—	1,337,622.21	194,417.84	1,337,622.21	194,417.84	—	1,532,040.05

Cash Disbursements - Loans
Loan Proceeds Checks	985,642.07		985,642.07		985,642.07			985,642.07
Expenses related to Loans	33,371.50		33,371.50		33,371.50			33,371.50

Subtotal - Loans	1,019,013.57	—	1,019,013.57	—	1,019,013.57	—	—	1,019,013.57

Cash Disbursements - Other
Advertising	18,242.18		18,242.18		18,242.18			18,242.18
Bank Charges	—		—		—	—	—	—
Claims Funding*	26,139.79		26,139.79		26,139.79			26,139.79
Company Auto	111.54		111.54		111.54	—	—	111.54
Computer Costs	—		—		—	—	—	—
Dues And Subscriptions	—		—		—	—	—	—
Employee Reimbursements - collections exp	5,215.25		5,215.25		5,215.25	—	—	5,215.25
Equipment Rental	—		—		—	—	—	—
Fixed Assets	929.34		929.34		929.34	—	—	929.34
Forms & Printing	—		—		—	—	—	—
Insurance	3,386.80		3,386.80		3,386.80	—	—	3,386.80
Meals & Entertainment	422.28		422.28		422.28	—	—	422.28
Miscellaneous	4,485.64		4,485.64		4,485.64	—	—	4,485.64
Office Expense	10,536.89		10,536.89		10,536.89	—	—	10,536.89
Postage	—		—		—	—	—	—
Prepaid Expenses	31.14		31.14		31.14	—	—	31.14
Prepaid Software ABS	2,721.29		2,721.29		2,721.29	—	—	2,721.29
Professional Fees-Ordinary Course	—		—		—	—	—	—
Rent	20,589.46		20,589.46		20,589.46	—	—	20,589.46
Repairs & Maintenance	624.88		624.88		624.88	—	—	624.88
Roadgard	—		—		—	—	—	—
Seminars & Meetings	365.59		365.59		365.59	—	—	365.59
Taxes & Licenses	17.85		17.85		17.85	—	—	17.85
Telephone	17,195.30		17,195.30		17,195.30	—	—	17,195.30
Temporary Agency Staff	1,672.86		1,672.86		1,672.86	—	—	1,672.86
Travel	199.62		199.62		199.62	—	—	199.62
Utilities	6,455.23		6,455.23		6,455.23	—	—	6,455.23
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	194,417.84		—	194,417.84	—	194,417.84	—	194,417.84
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	199,265.71		199,265.71		199,265.71	—	—	199,265.71
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	—		—		—	—	—	—

Total Other Cash Disbursements	513,026.48	—	318,608.64	194,417.84	318,608.64	194,417.84	—	513,026.48

TOTAL ALL CASH DISBURSEMENTS	1,532,040.05	—	1,337,622.21	194,417.84	1,337,622.21	194,417.84	—	1,532,040.05

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,750,121.29
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,750,121.29

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case # 03-13209	Case No. 03-13209
Monthly Court Report for	December-03
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Sun Trust #0003601167228	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total

Beginning Cash Position	40,855.45	14,777.96	26,077.49	—	—	—	40,855.45	—	—	40,855.45

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	157,100.94	41,816.46	107,998.06	7,286.42			157,100.94	—	—	157,100.94
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	157,100.94	41,816.46	107,998.06	7,286.42	—	—	157,100.94	—	—	157,100.94

GENERAL LEDGER DEPOSITS AND TRANSFERS	1,590,663.18	(43,830.05)	(115,508.20)		1,533,959.86	216,041.57	1,374,621.61	216,041.57	—	1,590,663.18

Total Cash Receipts and Transfers	1,747,764.12	(2,013.59)	(7,510.14)	7,286.42	1,533,959.86	216,041.57	1,531,722.55	216,041.57	—	1,747,764.12

Cash Disbursements - Loans

Loan Proceeds Checks	920,550.68				920,550.68		920,550.68			920,550.68
Expenses related to Loans	77,245.40				77,245.40		77,245.40			77,245.40

Subtotal - Loans	997,796.08	—	—	—	997,796.08	—	997,796.08	—	—	997,796.08

Cash Disbursements - Other	—						—
Advertising	11,161.71				11,161.71		11,161.71			11,161.71
Bank Charges	119.86	52.04	67.82		—		119.86	—	—	119.86
Claims Funding*	52,926.04				52,926.04		52,926.04			52,926.04
Company Auto	217.96				217.96		217.96	—	—	217.96
Computer Costs	—				—		—	—	—	—
Dues And Subscriptions	2,572.25				2,572.25		2,572.25	—	—	2,572.25
Employee Reimbursements - collections exp	4,812.50				4,812.50		4,812.50	—	—	4,812.50
Equipment Rental	—				—		—	—	—	—
Fixed Assets	1,570.53				1,570.53		1,570.53	—	—	1,570.53
Forms & Printing	—				—		—	—	—	—
Insurance	3,391.43				3,391.43		3,391.43	—	—	3,391.43
Meals & Entertainment	485.19				485.19		485.19	—	—	485.19
Miscellaneous	3,357.30				3,357.30		3,357.30	—	—	3,357.30
Office Expense	9,615.65				9,615.65		9,615.65	—	—	9,615.65
Postage	3.87				3.87		3.87	—	—	3.87
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	2,603.26				2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	24,123.28				24,123.28		24,123.28	—	—	24,123.28
Repairs & Maintenance	390.48				390.48		390.48	—	—	390.48
Roadgard	14,710.65				14,710.65		14,710.65	—	—	14,710.65
Seminars & Meetings	2,183.36				2,183.36		2,183.36	—	—	2,183.36
Taxes & Licenses	7,994.86				7,994.86		7,994.86	—	—	7,994.86
Telephone	17,134.71				17,134.71		17,134.71	—	—	17,134.71
Temporary Agency Staff	1,550.00				1,550.00		1,550.00	—	—	1,550.00
Travel	1,337.80				1,337.80		1,337.80	—	—	1,337.80
Utilities	5,021.05				5,021.05		5,021.05	—	—	5,021.05
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	216,041.57				—	216,041.57	—	216,041.57	—	216,041.57
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	368,999.90				368,999.90		368,999.90	—	—	368,999.90
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	—				—		—	—	—	—

Total Other Cash Disbursements	752,325.21	52.04	67.82	—	536,163.78	216,041.57	536,283.64	216,041.57	—	752,325.21

TOTAL ALL CASH DISBURSEMENTS	1,750,121.29	52.04	67.82	—	1,533,959.86	216,041.57	1,534,079.72	216,041.57	—	1,750,121.29

	38,498.28	12,712.33	18,499.53	7,286.42	—	—	38,498.28	—	—	38,498.28

Book Balance per bank rec.	38,498.28	12,712.33	18,499.53	7,286.42

69

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,019,649.56
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,019,649.56

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case # 03-13206	Case No. 03-13206
Monthly Court Report for	December-03
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	157,521.81	41,539.44	36,417.10	—	—	79,565.27	157,521.81	—	—	157,521.81

TICO Cash Collected	—						—	—	—	—
SM Cash Collected	519,350.40	27,165.87	19,093.68			473,090.85	519,350.40	—	—	519,350.40
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	519,350.40	27,165.87	19,093.68	—	—	473,090.85	519,350.40	—	—	519,350.40

GENERAL LEDGER DEPOSITS AND TRANSFERS	532,829.70	(1,024.21)	(12,790.64)	889,657.01	129,992.55	(473,005.01)	402,837.15	129,992.55	—	532,829.70

Total Cash Receipts and Transfers	1,052,180.10	26,141.66	6,303.04	889,657.01	129,992.55	85.84	922,187.55	129,992.55	—	1,052,180.10

Cash Disbursements - Loans							—
Loan Proceeds Checks	784,936.21			784,936.21			784,936.21			784,936.21
Expenses related to Loans	36,338.47			36,338.47			36,338.47			36,338.47

Subtotal - Loans	821,274.68	—	—	821,274.68	—	—	821,274.68	—	—	821,274.68

Cash Disbursements - Other							—
Advertising	11,411.43			11,411.43			11,411.43			11,411.43
Bank Charges	—			—			—	—	—	—
Claims Funding*	3,547.04			3,547.04			3,547.04			3,547.04
Company Auto	339.81			339.81			339.81	—	—	339.81
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	2,134.03			2,134.03			2,134.03	—	—	2,134.03
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	2,859.61			2,859.61			2,859.61	—	—	2,859.61
Meals & Entertainment	194.94			194.94			194.94	—	—	194.94
Miscellaneous	5,559.80			5,559.80			5,559.80	—	—	5,559.80
Office Expense	4,158.64			4,158.64			4,158.64	—	—	4,158.64
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,538.29			1,538.29			1,538.29	—	—	1,538.29
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	16,181.28			16,181.28			16,181.28	—	—	16,181.28
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	1,627.70			1,627.70			1,627.70	—	—	1,627.70
Taxes & Licenses	61.61			61.61			61.61	—	—	61.61
Telephone	12,606.68			12,606.68			12,606.68	—	—	12,606.68
Temporary Agency Staff	717.65			717.65			717.65	—	—	717.65
Travel	594.20			594.20			594.20	—	—	594.20
Utilities	3,170.15			3,170.15			3,170.15	—	—	3,170.15
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	129,992.55			—	129,992.55		—	129,992.55	—	129,992.55
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	1,679.47			1,679.47			1,679.47	—	—	1,679.47
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	198,374.88	—	—	68,382.33	129,992.55	—	68,382.33	129,992.55	—	198,374.88

TOTAL ALL CASH DISBURSEMENTS	1,019,649.56	—	—	889,657.01	129,992.55	—	889,657.01	129,992.55	—	1,019,649.56

	190,052.35	67,681.10	42,720.14	—	—	79,651.11	190,052.35	—	—	190,052.35

Book Balance per bank rec.	190,052.35	67,681.10	42,720.14			79,651.11

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	533,194.44
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$533,194.44

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No. 03-13205	Case No. 03-13205
Monthly Court Report for	December-03
FED ID#	57-0997623

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	550,273.66	3,015,760.99	(1,443,199.33)	(1,022,288.00)	550,273.66	—	—	550,273.66

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	1,501,655.35	1,501,655.35			1,501,655.35	—	—	1,501,655.35
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	1,501,655.35	1,501,655.35	—	—	1,501,655.35	—	—	1,501,655.35

GENERAL LEDGER DEPOSITS AND TRANSFERS	(169,854.36)	(2,273,227.89)	906,240.12	1,197,133.41	(1,366,987.77)	1,197,133.41	—	(169,854.36)

Total Cash Receipts and Transfers	1,331,800.99	(771,572.54)	906,240.12	1,197,133.41	134,667.58	1,197,133.41	—	1,331,800.99

Cash Disbursements - Loans
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—				—
Advertising	159,204.19		159,204.19		159,204.19			159,204.19
Bank Charges	26.23		26.23		26.23	—	—	26.23
Claims Funding*	25,552.35		25,552.35		25,552.35			25,552.35
Company Auto	2,658.14		2,658.14		2,658.14	—	—	2,658.14
Computer Costs	2,880.98		2,880.98		2,880.98	—	—	2,880.98
Dues And Subscriptions	312.00		312.00		312.00	—	—	312.00
Employee Reimbursements - collections exp	—		—		—	—	—	—
Equipment Rental	1,842.02		1,842.02		1,842.02	—	—	1,842.02
Fixed Assets	4,314.38		4,314.38		4,314.38	—	—	4,314.38
Forms & Printing	—		—		—	—	—	—
Insurance	16,968.64		16,968.64		16,968.64	—	—	16,968.64
Meals & Entertainment	1,894.45		1,894.45		1,894.45	—	—	1,894.45
Miscellaneous	5,646.35		5,646.35		5,646.35	—	—	5,646.35
Office Expense	3,502.96		3,502.96		3,502.96	—	—	3,502.96
Postage	6,316.03		6,316.03		6,316.03	—	—	6,316.03
Prepaid Expenses	16,448.76		16,448.76		16,448.76	—	—	16,448.76
Prepaid Software ABS	537.49		537.49		537.49	—	—	537.49
Professional Fees-Ordinary Course	8,968.12		8,968.12		8,968.12	—	—	8,968.12
Rent	15,289.51		15,289.51		15,289.51	—	—	15,289.51
Repairs & Maintenance	401.00		401.00		401.00	—	—	401.00
Roadgard	—		—		—	—	—	—
Seminars & Meetings	1,128.10		1,128.10		1,128.10	—	—	1,128.10
Taxes & Licenses	2,062.56		2,062.56		2,062.56	—	—	2,062.56
Telephone	9,930.91		9,930.91		9,930.91	—	—	9,930.91
Temporary Agency Staff	19,770.26		19,770.26		19,770.26	—	—	19,770.26
Travel	75.82		75.82		75.82	—	—	75.82
Utilities	—		—		—	—	—	—
Interest to Finova	—		—		—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	207,234.81		—	207,234.81	—	207,234.81	—	207,234.81
Restructuring Officer	—		—		—	—	—	—
Insurance Renewal	—		—		—	—	—	—
Voyager Payment	—		—		—	—	—	—
Pre-Filing Prepays	—		—		—	—	—	—
Deposit to Lender	—		—		—	—	—	—
US Trustee	—		—		—	—	—	—
Bankruptcy Professionals	—		—		—	—	—	—
Other	20,228.38		20,228.38		20,228.38	—	—	20,228.38

Total Other Cash Disbursements	533,194.44	—	325,959.63	207,234.81	325,959.63	207,234.81	—	533,194.44

TOTAL ALL CASH DISBURSEMENTS	533,194.44	—	325,959.63	207,234.81	325,959.63	207,234.81	—	533,194.44

	1,348,880.21	2,244,188.45	(862,918.84)	(32,389.40)	358,981.61	989,898.60	—	1,348,880.21

Book Balance per bank rec.	1,348,880.21	2,244,188.45	(862,918.84)	(32,389.40)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant		Case # 03-13207	Case No. 03-13207
Monthly Court Report for	December-03
FED ID#	57-1013036

	Consolidated Totals	Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—

SUBTOTAL	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—

Total Cash Receipts and Transfers			—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—	—	—	—
Claims Funding*	—
Company Auto	—	—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		—	—	—	—
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		—	—	—	—
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		—	—	—	—
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		—	—	—	—
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	December-03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for Southern Management - Lousiana - InActive		Case # 03-13210	Case No. 03-13210
Monthly Court Report for	December-03
FED ID#	57-1096371

	Consolidated Totals	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—

SUBTOTAL	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—	—
Claims Funding*	—
Company Auto	—	—	—	—	—
Computer Costs	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp		—	—	—	—
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		—	—	—	—
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		—	—	—	—
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		—	—	—	—
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.		03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

	Reporting Period		December-03

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

*	Insider is defined in 11 U.S.C Section 101(31).

In re:	Case No.		03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period		December-03

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru December 31, 2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	136,201	3,674	—	8,243,820	—	—	8,383,695	69.2%	1,695,842	10,079,536
I/B Income	—	—	—	—	—	—	—	0.0%	676,533	676,533
Fee Income	137,553	105,384	—	925,697	—	—	1,168,634	9.6%	17,533	1,186,167
Late Charges	—	—	—	574,681	—	—	574,681	4.7%	337,755	912,435

Total Interest Income	273,754	109,058	—	9,744,198	—	—	10,127,010	83.6%	2,727,662	12,854,672

Interest Expense	41,149	14,870	0	660,073	(73,483)	—	642,609	5.3%	1,211,018	1,853,627

Net Interest Income	232,605	94,188	(0)	9,084,125	73,483	—	9,484,401	78.3%	1,516,644	11,001,044

Provision for Loan Losses
P&L Recoveries	(1,593)	—	—	(94,291)	—	—	(95,884)	-0.8%	(173,786)	(269,671)
Reserves	—	25,000	—	(106,172)	—	—	(81,172)	-0.7%	3,161,859	3,080,687
Cash	116,024	—	797	3,820,408	—	—	3,937,229	32.5%	9,956,718	13,893,948

Total Provision	114,431	25,000	797	3,619,945	—	—	3,760,173	31.0%	12,944,791	16,704,964

Net Interest included Provision	118,174	69,188	(797)	5,464,180	73,483	—	5,724,228		(11,428,148)	(5,703,920)

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	1,349,151	—	—	1,349,151	11.1%	236,038	1,585,189
Insurance Commissions	—	—	562,894	—	—	—	562,894	4.6%	—	562,894
Earned Insurance	—	—	—	—	—	—	—	0.0%	210,335	210,335
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Income	—	—	71,341	(101,987)	106,126	—	75,480	0.6%	222,114	297,595

Total Direct Income	—	—	634,235	1,247,165	106,126	—	1,987,525	16.4%	668,486	2,656,011

Total Revenue	273,754	109,058	634,235	10,991,363	106,126	—	12,114,535	100.0%	3,396,148	15,510,683

Expenses

Personnel
Salaries & Wages	18,056	25,436	279,417	3,183,760	297,612	—	3,804,281	31.4%	784,253	4,588,534
Commissions/Bonus	—	7,528	97,105	(217,505)	74,173	—	(38,699)	-0.3%	31,366	(7,333)
Benefits	1,985	2,474	33,524	211,383	16,227	—	265,593	2.2%	128,587	394,180
Taxes	1,420	2,389	28,311	263,954	15,888	—	311,961	2.6%	132,952	444,913
Other	—	—	4,509	36,862	12,243	—	53,614	0.4%	37,788	91,402

Total Personnel	21,461	37,828	442,866	3,478,452	416,143	—	4,396,751	36.3%	1,114,945	5,511,696

Building
Rent	2	1,800	55,665	490,315	26,566	—	574,348	4.7%	235,627	809,974
Utilities	—	0	8,624	105,377	6,834	—	120,835	1.0%	28,775	149,610
Depreciation	4,570	538	26,457	162,594	51,770	—	245,928	2.0%	122,137	368,065
Other	428	257	—	17,996	12,079	—	30,760	0.3%	109,340	140,100

Total Building	5,000	2,595	90,745	776,283	97,249	—	971,871	8.0%	495,878	1,467,749

Telecommunications
Telephone	1,205	942	14,727	222,254	25,015	—	264,143	2.2%	88,422	352,566
Computers	4,025	481	21,893	49,543	15,279	—	91,221	0.8%	21,478	112,699
Office Expense	866	415	16,583	350,964	23,580	—	392,408	3.2%	91,107	483,515
Other	—	—	(551)	—	—	—	(551)	0.0%	—	(551)

Total Telecommunications	6,096	1,838	52,652	622,760	63,874	—	747,221	6.2%	201,007	948,228

Advertising	—	113	7,543	26,969	22,594	—	57,218	0.5%	118,256	175,473
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	(185,700)	(185,700)
Professional Fees	1,591	912	6,754	(72,197)	255,448	—	192,509	1.6%	51,159	243,667
Collection Expense	617	—	—	10,776	—	—	11,393	0.1%	131,303	142,696
Travel	—	787	3,947	215,019	87,159	—	306,912	2.5%	70,903	377,815
Other Expense
Entertainment	—	68	—	106,957	35	—	107,061	0.9%	64	107,125
Amortization	—	—	23,869	43,052	—	—	66,921	0.6%	14,768	81,689
Taxes & Licenses	1,764	1,293	2,119	45,572	11,006	—	61,753	0.5%	42,902	104,656
Other	(21,299)	7,994	75,285	463,763	39,033	—	564,776	4.7%	450,982	1,015,758

Total Other Expense	(19,535)	9,354	101,272	659,345	50,075	—	800,511	6.6%	508,717	1,309,227

Total Direct Expense	170,811	93,297	706,577	9,997,425	919,058	—	11,887,166	98.1%	16,662,276	28,549,443

Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.4%	42,497	0

Net Income Before Taxes	102,943	15,761	(87,439)	972,080	(733,481)	—	269,865	2.2%	(13,308,625)	(13,038,760)

Income Tax (34%)	—	—	—	—	(1,090,383)	—	(1,090,383)	-9.0%	—	(1,090,383)

Net Income	102,943	15,761	(87,439)	972,080	356,903	—	1,360,248	11.2%	(13,308,625)	(11,948,377)

In re:	Case No.		03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period		December-03

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date

ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	Insider is defined in 11 U.S.C Section 101(31).

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	December-03

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

The Thaxton Group

Balance Sheet

12/31/2003

										NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations TICO	TOTAL	Reinsurance	Total Company
Assets
Cash	214,508	(15,242)	(80,379)	2,817,040	14,113,942	—	17,049,868	1,479,808	18,529,676	—	18,529,676
Investments/Restricted Cash	—	—	—	—	12,170,640	—	12,170,640	—	12,170,640	—	12,170,640
Finance Receivables, GROSS	3,739,474	1,500,916	—	82,562,071	—	—	87,802,460	119,676,377	207,478,838	—	207,478,838
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(106,677)	—	—	(14,549,747)	—	—	(14,656,425)	(14,612,920)	(29,269,344)	—	(29,269,344)
Loss Reserve	(317,000)	(225,000)	—	(5,222,754)	(25,000)	—	(5,789,754)	(11,000,000)	(16,789,754)	—	(16,789,754)
Unearned Insurance	—	—	—	(54,924)	—	—	(54,924)	(1,343,238)	(1,398,162)	(5,200,253)	(6,598,415)
Dealer Holdback	—	—	—	—	—	—	—	(2,293,067)	(2,293,067)	—	(2,293,067)
Premises and Equipment, GROSS	206,231	71,891	1,156,120	6,518,577	1,111,796	—	9,064,615	4,904,552	13,969,166	—	13,969,166
Accumulated Depreciation	(170,307)	(68,933)	(999,836)	(4,030,607)	(632,482)	—	(5,902,166)	(3,769,667)	(9,671,833)	—	(9,671,833)
Accounts Receivable	143,411	—	132,874	129,412	—	—	405,697	15,414	421,111	457,351	878,462
Repossessed Automobiles	—	—	—	—	—	—	—	251,528	251,528	—	251,528
Intercompany Balance	(2,985,650)	(1,009,164)	(6,686,670)	(55,884,506)	194,715,915	(6,248,675)	121,901,250	(135,198,976)	(13,297,726)	13,297,726	(0)
Goodwill	348,938	—	353,379	17,749,087	—	—	18,451,405	13,499,015	31,950,420	—	31,950,420
Other Intangible Assets	—	—	2,030,601	2,639	—	—	2,033,240	163,091	2,196,331	—	2,196,331
Accumulated Amortization	(220,994)	—	(1,176,897)	—	—	—	(1,397,891)	(1,108,792)	(2,506,683)	—	(2,506,683)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—	—
Other Assets	2,978	2,951	558,570	1,659,164	4,747,973	—	6,971,635	623,230	7,594,864	(111,330)	7,483,534

Total Assets	854,912	257,418	(4,712,237)	31,695,450	238,263,703	(18,309,595)	248,049,650	(28,713,647)	219,336,003	8,443,494	227,779,497

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,828,798	—	2,830,307	32,382	2,862,690	—	2,862,690
Notes Payable	—	—	—	—	107,500,000	—	107,500,000	—	107,500,000	—	107,500,000
Subordinated Notes Payable	—	—	67,738	—	120,867,781	—	120,935,519	1,905,783	122,841,302	—	122,841,302
Accounts Payable	9,257	6,511	48,632	592,581	516,801	—	1,173,782	554,882	1,728,664	1,838,949	3,567,614
Employee Savings	—	—	—	—	1,060,228	—	1,060,228	—	1,060,228	—	1,060,228
Income Taxes Payable	—	—	—	—	(5,590,348)	—	(5,590,348)	—	(5,590,348)	—	(5,590,348)
Other Liabilities	324,380	93,640	161,533	567,154	435,101	—	1,581,807	459,883	2,041,690	1,900,063	3,941,753

Total Liabilities	333,637	100,151	279,413	1,159,735	227,618,360	—	229,491,296	2,952,930	232,444,226	3,739,012	236,183,239
Stockholders’ Equity									—		—
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,585	8,835,246	(3,319,685)	8,835,146	—	8,835,146	—	8,835,146
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	(443,873)	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	28,524,508	2,280,943	(18,010,334)	6,280,405	(7,252,037)	(971,632)	2,922,577	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	149,008	78,006	(9,042)	3,695,678	(104,448)	—	3,809,201	(24,414,540)	(20,605,339)	1,781,905	(18,823,434)

Total Stockholders’ Equity	521,275	157,267	(4,991,650)	30,535,715	10,645,343	(18,309,595)	18,558,354	(31,666,577)	(13,108,223)	4,704,482	(8,403,741)

Total Liabilities & Stockholders’ Equity	854,912	257,418	(4,712,237)	31,695,450	238,263,703	(18,309,595)	248,049,650	(28,713,647)	219,336,003	8,443,494	227,779,497

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.		03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

	Reporting Period		37956

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$202,607.61	$202,607.61	Bi-Weekly	EFT	0
FICA-Employee	0	$174,751.18	$174,751.18	Bi-Weekly	EFT	0
FICA-Employer	0	$132,718.07	$132,718.07	Bi-Weekly	EFT	0
Unemployment	0	$3,145.81	$3,145.81	Bi-Weekly	EFT	0
Income	0
Other:	0

Total Federal Taxes	$0.00	$513,222.67	$513,222.67	$0.00		$0.00

State and Local
Withholding	0	$83,241.22	$83,241.22	Bi-Weekly		0
Sales	0			None
Excise	0			N/A
Unemployment	0	$9,695.01	$9,695.01	Bi-Weekly		0
Real Property	0
Personal Property	0
Other:	0			Bi-Weekly		0

Total State and Local Taxes	$0.00	$92,936.23	$92,936.23	$0.00		$0.00

TOTAL TAXES		$606,158.90	$606,158.90			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	122,345	0				122,345
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$122,345.42	$0.00	$0.00	$0.00	$0.00	$122,345.42

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	Insider is defined in 11 U.S.C Section 101(31).

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	December-03

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC
Beginning Cash Position	(21,167.76)		0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,051,571.63	14,666.59	22,555.69	76,553.96	147,167.14	28,395.00	71,976.76	14,436.37
Outstanding Checks	21,167.76
	0.00
	0.00

Advertising	0.00
Bank Charges	0.00
Claims Funding*	0.00
Company Auto	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00
Equipment Rental	0.00
Fixed Assets	0.00
Forms & Printing	0.00
Insurance	0.00
Meals & Entertainment	0.00
Miscellaneous	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00
Prepaid Software ABS	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00
Roadgard	0.00
Seminars & Meetings	0.00
Taxes & Licenses	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	1,126,022.42	14,666.59	22,555.69	76,553.96	147,167.14	28,395.00	71,976.76	14,436.37
Employee Witholding of Insurance/etc	(95,618.55)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	1,030,403.87	14,666.59	22,555.69	76,553.96	147,167.14	28,395.00	71,976.76	14,436.37

	(24,862.82)	0.00	0.00	0.00	0.00	0.00	0.00	(14,436.37)

	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	(21,167.76)

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00

GENERAL LEDGER DEPOSITS AND TRANSFERS	235,897.49	23,563.86	112,858.17	9,223.92	17,286.23	193,507.01	83,483.44
Outstanding Checks							(10,426.45)

Advertising
Bank Charges	0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance
Meals & Entertainment	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00	0.00	0.00		0.00
Office Expense
Postage
Prepaid Expenses	0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance	0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00	0.00	0.00	0.00	0.00		0.00
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG	235,897.49	23,563.86	112,858.17	9,223.92	17,286.23	193,507.01	157,934.23
Employee Witholding of Insurance/etc							(95,618.55)
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

	235,897.49	23,563.86	112,858.17	9,223.92	17,286.23	193,507.01	62,315.68

	0.00	0.00	0.00	0.00	0.00	0.00	(10,426.45)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No. 01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(21,167.76)	0.00	(21,167.76)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	1,051,571.63	0.00	1,051,571.63
Outstanding Checks	21,167.76	0.00	0.00	21,167.76
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	21,167.76	0.00	0.00	21,167.76
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	1,126,022.42		1,126,022.42
Employee Withholding of Insurance/etc	0.00	(95,618.55)		(95,618.55)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	1,030,403.87	0.00	1,030,403.87

	42,335.52	(0.00)	0.00	42,335.52

PAYROLL - THE THAXTON GROUP

	Period Ending 12/12/2003	Period Ending 12/24/2003	Period Ending 12/31/2003	Total
Corporate
Salary expense	$74,579.62	$73,243.06	$283.20	$148,105.88
FICA/FUTA/SUTA	$3,854.32	$3,256.05	$20.58	$7,130.95
401(k) match	$711.40	$868.10	$—	$1,579.50
Overtime	$298.16	$194.74	$—	$492.90
		$625.00	$—

Total	$79,443.50	$78,186.95	$303.78	$157,934.23

Tico Premium
Salary expense	$4,459.35	$4,050.70		$8,510.05
FICA/FUTA/SUTA	$324.92	$294.15		$619.07
401(k) match	$47.40	$47.40		$94.80

Total	$4,831.67	$4,392.25	$—	$9,223.92

Commercial Lending
Salary expense	$6,064.22	$6,191.78		$12,256.00
FICA/FUTA/SUTA	$608.04	$575.35		$1,183.39
401(k) match	$180.16	$123.45		$303.61
Commissions	$2,049.56	$1,493.67		$3,543.23

Total	$8,901.98	$8,384.25	$—	$17,286.23

Thaxton Insurance Group
Salary expense	$64,952.39	$67,135.60	$560.00	$132,647.99
FICA/FUTA/SUTA	$7,264.54	$5,306.51	$134.84	$12,705.89
401(k) match	$1,754.32	$952.99	$—	$2,707.31
Overtime	$801.68	$980.43	$—	$1,782.11
Commissions	$36,029.93	$233.78	$—	$202,863.60
Bonus	$3,650.00	$2,750.00	$1,000.00	$7,400.00

Total	$114,452.86	$77,359.31	$1,694.84	$193,507.01

Tico
Salary expense	$310,131.93	$307,063.51	$6,345.79	$623,541.23
FICA/FUTA/SUTA	$24,397.29	$26,595.65	$577.88	$51,570.82
401(k) match	$1,425.46	$1,442.90	$—	$2,868.36
Overtime	$13,044.81	$13,982.27	$—	$27,027.08
Commissions	$5,489.10	$—	$—	$5,489.10
Bonus	$65.78	$36,408.66	$1,100.00	$37,574.44

Total	$354,554.37	$385,492.99	$8,023.67	$748,071.03

Period Total	$562,184.38	$553,815.75	$10,022.29	$1,126,022.42

Tax levy				$—
Employee savings				$—
Checks				$—
Manual checks			$(7,052.42)	$(7,052.42)
401(k) payable	$(14,798.93)	$(11,770.49)		$(26,569.42)
Payable to reimbursement	$(2,054.41)	$(1,540.11)	$(10.00)	$(3,604.52)
Avance			$(7.70)	$(7.70)
Dental insurance	$(1,206.44)	$(1,199.36)	$(4.90)	$(2,410.70)
Cancer insurance	$(805.55)	$(795.18)	$(3.40)	$(1,604.13)
Life insurance	$(1,204.32)	$(1,134.29)	$(69.63)	$(2,408.24)
Contingent health liability	$(12,585.04)	$(11,303.05)	$(127.84)	$(24,015.93)
Other deductions		$(14,857.78)		$(14,857.78)
Company car		$(13,087.71)		$(13,087.71)

	$529,529.69	$498,127.78	$2,746.40	$1,030,403.87
	$(32,654.69)	$(55,687.97)	$(7,275.89)	$(95,618.55)

Net Checks	$30,229.53	$25,320.54	$—	$55,550.07
Direct Deposits	$315,280.68	$302,067.92		$617,348.60
Wage Garnishments	$1,433.06	1,428.32	$—	$2,861.38
Federal Tax	$51,863.89	47,327.88	$959.86	$100,151.63
EE SS Tax	$28,259.08	27,925.80	$567.01	$56,751.89
ER SS Tax	$28,258.58	27,925.68	$566.69	$56,750.95
EE Med Tax	$7,333.02	7,253.14	$132.58	$14,718.74
ER Med Tax	$7,333.13	7,253.03	$132.60	$14,718.76
State/local Tax	$24,602.48	22,725.45	$353.65	$47,681.58
Futa	$246.10	252.79	$6.21	$505.10
Suta	$611.10	596.15	$27.50	$1,234.75
Adjustments	$34,079.04	28,051.08	$0.30	$62,130.42

GRAND TOTAL	$529,529.69	498,127.78	$2,746.40	$1,030,403.87

reconciliation	$—	$—	$—	$—
Accrual	$32,654.69	$55,687.97	$7,275.89	$95,618.55

PAYROLL - TICO

	Period Ending 12/12/2003	Period Ending 12/24/2003	Period Ending 12/31/2003	Total
SC/VA
Salary expense	$91,617.67	$93,531.37	$3,377.26	$188,526.30
FICA/FUTA/SUTA	$7,571.68	$8,718.54	$345.70	$16,635.92
401(k) match	$356.03	$354.79	$—	$710.82
Overtime	$8,529.80	$8,269.16	$—	$16,798.96
Commissions	$—	$—	$—	$—
Bonus	$(174.51)	$12,300.00	$1,100.00	$13,225.49

Total	$107,900.67	$123,173.86	$4,822.96	$235,897.49

AL
Salary expense	$7,243.94	$5,467.77	$336.00	$13,047.71
FICA/FUTA/SUTA	$570.93	$443.62	$27.92	$1,042.47
SUBTOTAL	$—	$—	$—	$263,213.16
401(k) match	$85.50	$242.63	$—	$328.13
Overtime	$—	$—	$—	$—
Commissions	$170.46	$77.82	$—	$248.28

Total	$8,070.83	$6,231.84	$363.92	$14,666.59

NC
Salary expense	$10,773.49	$10,033.31		$20,806.80
FICA/FUTA/SUTA	$814.42	$1,158.92		$1,973.34
401(k) match	$171.86	$164.08		$335.94
Overtime	$24.40	$4.52		$28.92
Commissions	$—	$—		$—
Bonus	$—	$5,250.00		$5,250.00

Total	$11,784.17	$16,610.83	$—	$28,395.00

GA
Salary expense	$9,737.94	$9,060.29	$1,492.30	$20,290.53
FICA/FUTA/SUTA	$789.33	$740.04	$113.66	$1,643.03
401(k) match	$—	$—	$—	$—
Overtime	$257.25	$364.88	$—	$622.13
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$10,784.52	$10,165.21	$1,605.96	$22,555.69

MS
Salary expense	$63,000.47	$59,431.59		$122,432.06
FICA/FUTA/SUTA	$4,990.22	$5,328.63		$10,318.85
401(k) match	$72.60	$72.29		$144.89
Overtime	$3,048.44	$3,062.90		$6,111.34
Commissions	$—	$—		$—
Bonus	$25.00	$8,135.00		$8,160.00

Total	$71,136.73	$76,030.41	$—	$147,167.14

PAYROLL - TICO

	Period Ending 12/12/2003	Period Ending 12/24/2003	Period Ending 12/31/2003	Total
OH
Salary expense	$26,785.74	$26,401.03	$972.23	$54,159.00
FICA/FUTA/SUTA	$2,493.93	$2,552.76	$78.38	$5,125.07
401(k) match	$68.45	$66.73	$—	$135.18
Overtime	$949.57	$491.52	$—	$1,441.09
Commissions	$4,575.75	$—	$—	$4,575.75
Bonus	$44.83	$6,495.84	$—	$6,540.67

Total	$34,918.27	$36,007.88	$1,050.61	$71,976.76

KY
Salary expense	$34,399.52	$33,686.70		$68,086.22
FICA/FUTA/SUTA	$2,628.85	$2,824.43		$5,453.28
401(k) match	$143.09	$146.23		$289.32
Overtime	$71.32	$753.82		$825.14
Commissions	$—	$—		$—
Bonus	$—	$1,900.00		$1,900.00

Total	$37,242.78	$39,311.18	$—	$76,553.96

TN
Salary expense	$10,696.07	$10,145.21	$168.00	$21,009.28
FICA/FUTA/SUTA	$959.12	$936.56	$12.22	$1,907.90
401(k) match	$—	$—	$—	$—
Overtime	$78.53	$318.15	$—	$396.68
Commissions	$—	$—	$—	$—
Bonus	$—	$250.00	$—	$250.00

Total	$11,733.72	$11,649.92	$180.22	$23,563.86

Corp
Salary expense	$49,512.29	$52,803.45		$102,315.74
FICA/FUTA/SUTA	$3,093.87	$3,362.10		$6,455.97
401(k) match	$562.38	$587.73		$1,150.11
Overtime	$—	$23.00	$—	$23.00
Commissions	$913.35	$—	$—	$913.35
Bonus	$—	$2,000.00	$—	$2,000.00

Total	$54,081.89	$58,776.28	$—	$112,858.17

Modern
Salary expense	$6,364.80	$6,502.79		$12,867.59
FICA/FUTA/SUTA	$484.94	$530.05		$1,014.99
401(k) match	$51.05	$51.05		$102.10
Overtime		$451.69		$451.69
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—

Total	$6,900.79	$7,535.58	$—	$14,436.37

Period Total	$354,554.37	$385,492.99	$8,023.67	$748,071.03

THE THAXTON GROUP		Wachovia	#	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL				2079900431038
Wachovia	December-03			540439122
Monthly Court Report for				2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(1,022,288.00)	—	—	—	—	—		(1,022,288.00)

GENERAL LEDGER DEPOSITS AND TRANSFERS	2,632,642.24	40,088.53	424,251.80	398,327.14	216,041.57	194,417.84	129,992.55	1,229,522.81
Outstanding Checks	(32,389.40)					—		(32,389.40)

Total Cash Receipts and Transfers	2,627,553.38	40,088.53	424,251.80	398,327.14	216,041.57	194,417.84	129,992.55	1,197,133.41

Cash Disbursements - Loans

Gross Wages	1,428,734.87	37,512.46	399,735.29	380,997.58	204,369.75	172,199.81	120,462.63	113,457.35
Federal Tax	103,197.13	2,010.41	26,678.76	26,931.32	14,884.16	10,347.90	8,996.66	13,347.92
SS Tax	82,986.91	2,256.61	23,397.13	22,576.47	11,958.72	10,460.11	7,304.60	5,033.27
Med Tax	20,293.62	527.75	5,672.41	5,500.59	2,925.05	2,369.46	1,708.38	1,589.98
EIC	(87.32)	—	—	(87.32)	—	—	—	—
State Tax	35,559.64	1,000.00	117.00	13,595.99	7,657.12	7,629.72	204.86	5,354.95
Advance	925.86	—	(276.64)	905.00	—	610.00	(500.00)	187.50
Mileage	(34,399.36)	(719.50)	(11,385.33)	(9,804.75)	(4,821.50)	(5,215.25)	(2,453.03)	—
Miscellaneous	(57.25)	—	—	—	—	—	—	(57.25)
Shortage	150.00	—	—	150.00	—	—	—	—
STD	1,618.00	46.20	556.71	368.29	210.21	194.04	143.22	99.33
Medical	22,577.18	907.42	6,959.94	4,962.52	1,980.29	2,510.70	2,176.62	3,079.69
401K Loans	4,732.31	—	2,565.41	600.92	440.20	99.32	—	1,026.46
401K Deducts	9,688.95	120.99	2,954.32	2,453.35	2,383.30	375.07	109.39	1,292.53
AHL Dental	4,493.92	149.64	1,097.14	1,154.46	492.10	745.76	450.52	404.30
AHL Cancer	1,238.98	58.64	283.40	354.28	164.26	237.24	19.60	121.56
AHL Life	2,454.28	121.72	599.08	718.58	228.52	408.48	156.66	221.24
Flex Med	755.30	—	176.46	381.92	—	20.00	—	176.92
Dep Care	—	—	—	—	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	103.00	2.00	29.00	24.00	6.00	22.00	12.00	8.00
Garnishment	665.75	—	271.59	151.59	—	242.57	—	—
Bankrpc	160.00	—	—	—	160.00	—	—	—
Child support	6,212.11	100.00	2,090.69	760.78	303.00	1,360.64	1,051.00	546.00
Tax Levy	(1,796.71)	—	(1,516.30)	(480.41)	—	—	—	200.00
Fringe	3,875.00	—	1,875.00	1,250.00	500.00	—	250.00	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
	23,397.32	787.11	6,280.47	3,950.53	2,046.38	1,610.57	1,415.98	7,306.28
Gross To Net (includes adj.)	1,163,387.57	30,930.58	337,589.52	308,530.00	164,898.32	139,782.05	100,832.15	80,824.95
Prepays and voids	29,749.50	713.88	4,095.42	9,709.80	3,451.35	1,449.89	1,377.58	8,951.58
DD Reversals & adjs.	2,000.15	—	360.26	1,639.89	—	—	—	—
Net DD/live checks	1,110,868.40	30,216.70	333,854.36	300,460.09	161,446.97	113,562.34	99,454.57	71,873.37

FUNDING REQUIREMENTS
Net Checks	513,039.33	—	—	—	—	—	—	12,756.19
Direct Deposits	648,445.80	—	—	—	—	—	—	59,117.18
Wage Garnishments	5,241.15	100.00	845.98	431.96	463.00	1,603.21	1,051.00	746.00
Federal Tax	102,455.98	2,010.41	26,678.76	26,401.57	14,884.16	10,347.90	8,785.26	13,347.92
EE SS Tax	82,986.93	2,256.61	23,397.13	22,576.47	11,958.72	10,460.13	7,304.60	5,033.27
ER SS Tax	82,986.99	2,256.59	23,397.11	22,581.00	11,958.84	10,455.61	7,304.59	5,033.25
EE Med Tax	20,293.62	527.75	5,672.41	5,500.59	2,925.05	2,369.46	1,708.38	1,589.98
ER Med Tax	20,293.58	527.76	5,672.34	5,423.84	2,925.05	2,446.29	1,708.34	1,589.96
State Tax	35,559.64	1,000.00	117.00	13,595.99	7,657.12	7,629.72	204.86	5,354.95
Futa	2,640.71	85.94	756.33	(8,349.97)	313.70	9,507.63	252.27	74.81
Suta	8,460.26	156.77	2,190.08	2,956.28	182.61	1,674.37	1,000.89	299.26
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,520,507.97	40,088.53	424,251.80	398,327.14	216,041.57	194,417.84	129,992.55	117,388.54
Manual Checks	89,846.27							89,846.27

Total Other Cash Disbursements	1,610,354.24	40,088.53	424,251.80	398,327.14	216,041.57	194,417.84	129,992.55	207,234.81

TOTAL ALL CASH DISBURSEMENTS	1,610,354.24	40,088.53	424,251.80	398,327.14	216,041.57	194,417.84	129,992.55	207,234.81

	(5,088.86)	—	—	—	—	—	—	(32,389.40)

Book Balance per bank rec.			—		—	—		(32,389.40)
Ending Bank Balance per bank rec.

THE THAXTON GROUP	Case No.	—
Cash Disbursements for THAXTON INVESTMENT PAYROLL
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(1,022,288.00)	—	(1,022,288.00)

GENERAL LEDGER DEPOSITS AND TRANSFERS	—	2,632,642.24	—	2,632,642.24
Outstanding Checks	—	(32,389.40)	—	(32,389.40)

Total Cash Receipts and Transfers	—	2,627,553.38	—	2,627,553.38

Cash Disbursements - Loans	—	—
Gross Wages	—	1,428,734.87
Federal Tax	—	103,197.13
SS Tax	—	82,986.91	—	82,986.91
Med Tax	—	20,293.62
EIC	—	(87.32)	—	(87.32)
State Tax	—	35,559.64	—	35,559.64
Advance	—	925.86	—	925.86
Mileage	—	(34,399.36)	—	(34,399.36)
Miscellaneous	—	(57.25)	—	(57.25)
Shortage	—	150.00	—	150.00
STD	—	1,618.00	—	1,618.00
Medical	—	22,577.18	—	22,577.18
401K Loans	—	4,732.31	—	4,732.31
401K Deducts	—	9,688.95	—	9,688.95
AHL Dental	—	4,493.92	—	4,493.92
AHL Cancer	—	1,238.98	—	1,238.98
AHL Life	—	2,454.28	—	2,454.28
Flex Med	—	755.30	—	755.30
Dep Care	—	—	—	—
Stop Payment Fee	—	—	—	—
Garnishment fee	—	103.00	—	103.00
Garnishment	—	665.75	—	665.75
Bankrpc	—	160.00	—	160.00
Child support	—	6,212.11	—	6,212.11
Tax Levy	—	(1,796.71)	—	(1,796.71)
Fringe	—	3,875.00	—	3,875.00
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
	—	23,397.32	—	23,397.32
Gross To Net (includes adj.)	—	1,163,387.57	—	1,163,387.57
Prepays and voids	—	29,749.50	—	29,749.50
DD Reversals & adjs.	—	2,000.15	—	2,000.15
Net DD/live checks	—	1,110,868.40	—	1,110,868.40
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	513,039.33	—	513,039.33
Direct Deposits	—	648,445.80	—	648,445.80
Wage Garnishments	—	5,241.15	—	5,241.15
Federal Tax	—	102,455.98		102,455.98
EE SS Tax	—	82,986.93		82,986.93
ER SS Tax	—	82,986.99		82,986.99
EE Med Tax	—	20,293.62		20,293.62
ER Med Tax	—	20,293.58		20,293.58
State Tax	—	35,559.64		35,559.64
Futa	—	2,640.71		2,640.71
Suta	—	8,460.26		8,460.26
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,520,507.97		1,520,507.97
Manual Checks	—	89,846.27		89,846.27

Total Other Cash Disbursements	—	1,610,354.24	—	1,610,354.24

TOTAL ALL CASH DISBURSEMENTS	—	1,610,354.24	—	1,610,354.24

	—	(5,088.86)	—	(5,088.86)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	December-03

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$217,481,420.52
Plus Amounts billed during the period	$23,798,472.40
Less Amounts collected during the period	(18,880,276.38)
Total Accounts Receivable at the end of the reporting period	$222,399,616.54

Accounts Receivable Aging	Amount
0-30 days old	$175,175,982.50
31-60 days old	$5,965,553.15
61-90 days old	$3,864,163.97
91+ days old	$22,379,308.72
Total Accounts Receivable	$207,385,008.34
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$207,385,008.34

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.    First Day Order authorizing the temporary use of existing cash management system.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 12/31/03

Aged Accounts Receivable

(Gross Balance as of 12/31/03)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$165,549,582	$73,944,451	$10,076,843	$470,614	$2,939,152
Potential (1-30)	$9,626,400	$3,786,424	$5,021,209	$540,765	$278,002
31-60 Days	$5,965,553	$2,291,787	$3,154,643	$155,679	$363,444
61-90 Days	$3,864,164	$1,260,986	$2,468,745	$68,799	$65,634
91 and Over	$22,379,309	$1,299,568	$20,721,440	$265,059	$93,242
Total Delinquency	$41,835,426	$8,638,765	$31,366,038	$1,030,302	$800,322

Total Gross Receivables	$207,385,008	$82,583,215	$119,561,403	$1,500,916	$3,739,474

Post Accounts Payable
(As of 12/31/03)
	CURRENT
Southern Management	$79,309
Tico Credit	$43,036
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$122,345

THE THAXTON GROUP		CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	December

HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC-Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated	Non-Bankrupt Companies
Beginning Inter-company balance as of 11/30 per G/L Trial Balance	(62,337.56)	(6,248,675.00)	194,823,147.68	(6,581,699.78)	(1,087,642.47)	(3,456,693.76)	(51,543,694.68)	(139,088,460.10)	13,121,380.55

Cash Transfers between companies	—		120,456.26	134,538.79			(4,000,000.00)	3,745,004.95
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(149,135.02)	(860.10)	78,478.47	471,043.76	(39,656.75)	(359,870.36)

Allocations of:	—
Home Office allocation	—
Interest allocation	—		629,263.66				(232,654.60)	(396,609.06)
Payroll	—		1,002,478.04	(204,882.01)				(797,596.03)
Analysis charges	—		8,975.98	(1,666.93)				(7,309.05)
Audit accrual	—		218,900.00	(32,100.00)			(68,500.00)	(118,300.00)
Transfer of subnotes	—		(1,938,165.62)					1,938,165.62
Adjustment to unearned insurance premium	62,337.56							(114,001.97)	176,339.53

General Ledger as of 12/31/03	(0.00)	(6,248,675.00)	194,715,920.98	(6,686,670.03)	(1,009,164.00)	(2,985,650.00)	(55,884,506.03)	(135,198,976.00)	13,297,720.08

	(0.00)	(6,248,675.00)	194,715,920.98	(6,686,670.03)	(1,009,164.00)	(2,985,650.00)	(55,884,506.03)	(135,198,976.00)	13,297,720.08

Balance Sheet - December 31, 2003	—	(6,248,675.00)	194,715,915.00	(6,686,670.00)	(1,009,164.00)	(2,985,650.00)	(55,884,506.00)	(135,198,976.00)	13,297,726.00